                                                                   EXHIBIT 10.18

                            OFFICE LEASE AGREEMENT
                            ----------------------



                Jackson-Shaw/Alpha Metro Limited Partnership,
                                   Landlord

                                      and


                           Efficient Networks, Inc.
                                    Tenant

                               TABLE OF CONTENTS

1.   LANDLORD..............................................................  1
2.   TENANT................................................................  1
3.   LEASED PREMISES.......................................................  1
4.   TERM:.................................................................  2
5.   BASE RENT; ABATEMENT; SECURITY DEPOSIT................................  2
6.   ADDITIONAL RENT.......................................................  4
7.   TENANT REPAIRS AND MAINTENANCE........................................  8
8.   LANDLORD'S REPAIRS AND MAINTENANCE RESPONSIBILITIES...................  9
9.   UTILITY SERVICE....................................................... 13
10.  SIGNS................................................................. 13
11.  USAGE................................................................. 15
12.  TENANT'S INSURANCE OBLIGATIONS........................................ 15
13.  (INTENTIONALLY DELETED)............................................... 16
14.  COMPLIANCE WITH LAWS, RULES AND REGULATIONS........................... 16
15.  ASSIGNMENT AND SUBLETTING............................................. 17
16.  ALTERATIONS AND IMPROVEMENTS.......................................... 18
17.  CONDEMNATION.......................................................... 19
18.  FIRE AND CASUALTY..................................................... 20
19.  LANDLORD'S INSURANCE OBLIGATION....................................... 21
20.  WAIVER OF SUBROGATION................................................. 22
21.  HOLD HARMLESS......................................................... 22

22.  QUIET ENJOYMENT....................................................... 23
23.  LANDLORD'S RIGHT OF ENTRY............................................. 23
24.  ASSIGNMENT OF LANDLORD'S INTEREST IN LEASE............................ 23
25.  LANDLORD'S LIEN:...................................................... 23
26.  DEFAULT BY TENANT..................................................... 24
27.  REMEDIES FOR TENANT'S DEFAULT......................................... 24
28.  TERMINATION OF OPTIONS................................................ 26
29.  WAIVER OF DEFAULT OR REMEDY........................................... 26
30.  CHOICE OF LAW; VENUE; ATTORNEY'S FEES................................. 27
31.  HOLDING OVER.......................................................... 27
32.  RIGHTS OF MORTGAGEE................................................... 27
33.  ESTOPPEL CERTIFICATES................................................. 28
34.  SUCCESSORS............................................................ 28
35.  REAL ESTATE COMMISSION................................................ 28
36.  DEFAULT BY LANDLORD................................................... 29
37.  MECHANIC'S LIENS...................................................... 29
38.  HAZARDOUS MATERIALS................................................... 29
39.  ENTIRE AGREEMENT AND LIMITATION OF WARRANTIES......................... 31
40.  FINANCIAL STATEMENTS.................................................. 32
41.  FORCE MAJEURE......................................................... 32
42.  ROOF AND OTHER AREAS.................................................. 32
43.  MISCELLANEOUS......................................................... 33

44.  NOTICE................................................................ 35
45.  LANDLORD'S REPRESENTATIONS............................................ 36
46.  TENANT FINANCING...................................................... 36
47.  TENANT'S CONDUCT...................................................... 36
48.  PARKING............................................................... 37
49.  (INTENTIONALLY DELETED)............................................... 37
50.  ALLOWANCES............................................................ 37
51.  IMPROVEMENTS.......................................................... 37
52.  RENT ABATEMENT........................................................ 38
53.  RENEWAL OPTION........................................................ 39
54.  ADDITIONAL SPACE...................................................... 39
55.  SPACE PLAN/DESIGN SERVICES ALLOWANCE.................................. 39
56.  TENANT'S RIGHT OF FIRST REFUSAL....................................... 40

                            OFFICE LEASE AGREEMENT


THIS LEASE AGREEMENT is entered into this ______ day of ______________, 1999 (the "Execution Date") by and between:
      --------------

1.   LANDLORD:      Jackson-Shaw/Alpha Metro Limited Partnership ("Landlord"),
                                           and,                    --------
2.   TENANT:        Efficient Networks, Inc., ("Tenant").
                                                ------
3.   LEASED PREMISES:

     (a) In consideration of the rents, terms and covenants of this Office Lease Agreement (this "Lease"), Landlord hereby leases to Tenant the "Project" locally
                 -----
known as the Alpha Metro building which includes and is defined as (i) those certain premises (the "Leased Premises" or "Premises") consisting of all of the
                       ---------------      --------
"rentable area" (as defined below) within the 125,538 square foot of "rentable area" building (the "Building") located at 4849 Alpha Road, Dallas, Texas, (ii)
                     --------
the land upon which the Building is located as described in the attached Exhibit
                                                                         -------
"A" (of which Exhibit "A-1" is the "Site Plan"), and, (iii) all landscaping,
---           -------------         ---------
parking and driveway areas, sidewalks, and other improvements thereon.

     (b) The rentable area in the Premises and Building has been calculated in accordance with BOMA standards for single occupancy buildings. Such rentable area is hereby stipulated for all purposes hereof to be as stated in Paragraph
                                                                     ---------
3(a) above, whether the same should be more or less as a result of a minor
----
variation resulting from actual construction and completion of the Premises for occupancy so long as such work is done in substantial accordance with the Work Drawings (hereafter defined).

     (c) The term "Common Areas" as used herein shall mean and refer to the
                   ------------
areas of the Project the repair and maintenance of which are the responsibility of Landlord under the terms hereof, such as the Building plumbing, elevators, fire protection alarm and sprinkler systems, access and parking areas, service roads, loading facilities, sidewalks, landscaping, and the like. The Common Areas shown on the Site Plan are a material consideration for Tenant entering into this Lease, and Landlord shall not voluntarily allow any change or alteration thereto (except as allowed by the Working Drawings), including but not limited to the parking areas, methods of ingress and egress, direction of traffic, or any change which would materially affect the operation of Tenant's business, without Tenant's prior written consent. Landlord shall not voluntarily permit any public telephones, newspaper machines, vending machines or signage to be affixed by or on behalf of Landlord on the exterior walls of the Building or placed in front, or surrounding, the Leased Premises.

OFFICE LEASE AGREEMENT - Page - 1
----------------------

4. TERM: The term of this Lease shall be One Hundred Twenty-Three (123) months (the "Primary Term") commencing on the Commencement Date (hereafter defined),
      ------------
and terminating on the last day of the 123/rd/ full calendar month following the Commencement Date (the "Termination Date") For purposes of this Lease, a "Lease
                        ----------------                                  -----
Year" shall be defined as that twelve (12) month period during the Primary Term
----
or any Extension Term (hereinafter defined) commencing on the Commencement Date or the annual anniversary thereof, as may be applicable; provided, however, that if the Commencement Date is a day other than the first day of a calendar month, then the first Lease Year shall include that period of time from the Commencement Date up to the first day of the next calendar month, and any subsequent Lease Year shall be the twelve (12) month period beginning on the first day of such month. For purposes of this Lease, a "Lease Month" shall be
                                                        -----------
defined as those successive calendar month periods beginning with the Commencement Date and continuing through the Primary Term or any Extension Term of this Lease; provided, however, if the Commencement Date is a day other than the first day of a calendar month, then the first Lease Month shall include that period of time from the Commencement Date up to the first day of the next calendar month, and each subsequent Lease Month shall be a calendar month period beginning on the first day of such month. The Primary Term and any Extension Terms are sometimes collectively referred to herein as the "Term". For purposes
                                                            ----
of this Lease, the "Commencement Date" shall be the earlier to occur of (i)
                    -----------------
Substantial Completion (defined along with derivations thereof in Exhibit "B"
                                                                  ----------
attached hereto) or (ii) March 1, 2000; provided, however if Substantial Completion has not occurred by March 1, 2000, and such failure has not been caused by Tenant or Tenant's Representatives (below defined), Base Rent shall be abated until Substantial Completion has occurred (and the Rent Abatement Period, as hereinafter defined, shall likewise be extended), provided further that if Substantial Completion has not occurred by September 30, 2000, and such failure has not been caused by force majeure or Tenant or Tenant's Representatives, then Tenant may terminate this Lease by written notice to Landlord no later than October 15, 2000, such termination to be effective as of the date of said notice, and the Security Deposit (below defined) and any Rent deposit shall be returned to Tenant, and neither party shall have any further liability one to the other.

5.   BASE RENT; ABATEMENT; SECURITY DEPOSIT:

     (a) Tenant's obligation to pay Rent (including Additional Rent (hereafter defined) shall commence on the Commencement Date. Commencing on the
Commencement Date, Tenant agrees to pay to Landlord the following rental amounts (sometimes referred to in this Lease as the "Base Rent" or "Base Rental"):
                                             ---------      -----------

  LEASE   RENTABLE         ANNUAL RENT      MONTHLY      COST/SQ FT OF
  -----   --------         -----------      -------      -------------
 MONTHS     AREA                             RENT       RENTABLE AREA IN
 ------     ----                             ----       ----------------
                                                        LEASED PREMISES
                                                        ---------------

  1-9     104,435 sf.    $ 2,088,700.00   $ 174,058.33  $ 20.00
  10-62   125,538 sf.    $ 2,510,760.00   $ 209,230.00  $ 20.00
  63-123  125,538 sf.    $ 2,855,989.50   $ 237,999.12  $ 22.75

OFFICE LEASE AGREEMENT - Page - 2
----------------------

However, no Base Rent shall be due for the Early Occupancy Period (hereafter defined) or for the first two full Lease Months thereafter (collectively, the "Rent Abatement Period"). Payment of Rent is subject to proration for partial
 ---------------------
months and to adjustment for early or delayed occupancy under the terms hereof. If the Commencement Date is a day that is other than the first day of a calendar month, then (i) the Rental Abatement Period shall not include the first Lease Month and shall, instead, include the second, third and fourth full Lease Months, and (ii) the Base Rent for such partial first month (prorated as above provided) shall be due and payable within three (3) days of the Commencement Date and, subject to the credit for which provision is made in the first sentence of Paragraph 5(b) below, the next installment shall be due and payable
            --------------
on or before expiration of the Rent Abatement Period. If the Commencement Date is the first day of a calendar month, then, subject to the credit for which provision is made in the first sentence of Paragraph 5(b) below, the first
                                           --------------
installment of Base Rent shall be due and payable by Tenant on or before expiration of the Rent Abatement Period. All subsequent installments of Base Rent shall be due and payable on or before the first (1st) day of each calendar month during the Lease Term, except as otherwise provided herein. Base Rent shall be payable to Landlord monthly, in advance, without demand, deduction or offset, unless otherwise provided herein, in lawful money of the United States of America at the address stated below. All sums of money, other than Base Rent, which become due under this Lease are deemed to be "Additional Rent" (and are
                                                    ---------------
herein so called). The nonpayment of any Additional Rent shall afford Landlord all the rights and remedies as are herein provided in the case of nonpayment of any Base Rent.

     (b) On the Execution Date, Base Rent for the first full calendar month for which Base Rent is due under Paragraph 5(a) above shall be deposited with
                             --------------
Landlord, and Landlord shall apply such deposit to the Base Rent for such first full calendar month for which Base Rent is due. Further, on the Execution Date, there shall be due and payable by Tenant a security deposit (the "Security Deposit") in the amount of $174,058.33. Such Security Deposit shall be held by Landlord (without any obligation to pay interest thereon or segregate such money from Landlord's general funds except as may be required by applicable law) as security for the performance of Tenant's obligations under this Lease. Tenant agrees to increase such Security Deposit from time to time so that it is at all times equal to one monthly Base Rental installment plus the average monthly Additional Rentals arising pursuant to Paragraph 6 below. Tenant shall deposit
                                       -----------
cash with Landlord in an amount sufficient so to increase the Security Deposit to such amount within ten (10) days after written demand by Landlord. It is expressly understood that the Security Deposit is not an advance payment of rental or a measure of Landlord's damages in the event of Tenant's default under this Lease. Upon the occurrence of any event of default by Tenant under this Lease, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law and upon notice to Tenant, use, apply, or retain all or part of the Security Deposit for the payment of (i) Base Rent,
(ii) Additional Rent, and (iii) other sums due hereunder, including without limitation any amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any damage, injury, expense or liability caused to Landlord by such default or breach. If any portion of the Security Deposit is so used or applied, Tenant shall, within ten
(10) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to the amount required by this Paragraph. Tenant's failure to do so shall be an event of default under this Lease. Unless Tenant receives a timely notice with respect to an event of default

OFFICE LEASE AGREEMENT - Page - 3
----------------------

(below defined) and fails timely to cure same as herein provided, the balance of the Security Deposit shall be returned by Landlord to Tenant within fifteen (15) days after the termination of this Lease.

     (c) Other remedies for nonpayment of Rent notwithstanding, if the monthly Base Rental payment is not received by Landlord on or before the tenth (10th) day of the month for which such rent is due, or if any other Rent payment due Landlord by Tenant hereunder is not received by Landlord within ten (10) days of the due date, a service charge of Four hundred ($400.00) dollars shall be additionally due and payable by Tenant as an administrative charge for the extra efforts necessitated by such tardiness in payment. Such service charge shall be cumulative of any other remedies Landlord may have for nonpayment of Rent and other sums payable under this Lease.

     (d) If three (3) consecutive monthly Base Rental payments or any five (5) (in total, cumulative from the beginning of the Lease Term) monthly Base Rental payments during the Lease Term (or any renewal or extension thereof) are not received by Landlord within ten (10) days of the due date, upon written notice to Tenant the Base Rent hereunder shall thereafter be due and payable by Tenant in advance in quarterly installments equal to three (3) months' Base Rent each. The first of such quarterly Base Rent payments shall be due and payable on the first day of the next succeeding month and on the first day of every third (3rd) month thereafter. This remedy shall be cumulative of any other remedies of Landlord under this Lease for nonpayment of Rent.

6.   ADDITIONAL RENT:

     (a)  Operating Costs:

          (1) Landlord shall pay all Operating Costs (below defined) for the Project except that Tenant shall pay its proportionate share (below defined) of the amount equal to the difference between (x) the actual Operating Costs for the Project for the year in question, and (y) the actual Operating Costs for the calendar year 2000 (the "Base Year"). The Base Year calculation shall be
                         ---------
inclusive of a fully assessed building for tax purposes, such difference being referred to herein as the "Operating Costs Increase Expense." If the
                           --------------------------------
Commencement Date is a date later an January 1, 2000, then "the actual Operating Costs for the calendar year 2000" shall be calculated as follows: The days elapsing from the Commencement Date through December 31,2000, shall be the "Actual Days". The actual Operating Costs for the Actual Days shall be the "Base
 -----------                                                                ----
Operating Costs". Divide the Base Operating Costs by the number of Actual Days,
---------------
and multiply the result by 365. By April 15 of each year from and after the Base Year, Landlord shall deliver to Tenant a good faith estimate of the Operating Costs Increase Expense and any Additional Rent to be paid by Tenant for each calendar year following the Base Year during the Term, and Tenant shall pay to Landlord, along with the Base Rent each month, an amount equal to one-twelfth of its estimated proportionate share for such calendar year or part thereof. From time to time Landlord may estimate and re-estimate the Operating Costs to be due from Tenant and deliver a copy of the estimate or re-estimate to Tenant. Thereafter, the monthly installments of Operating Costs Increase Expense payable by Tenant shall be appropriately adjusted in accordance with the estimation so that, by the end of the calendar year in question, Tenant shall have paid all of its proportionate share of the estimated Operating Costs Increase Expense. Any amounts paid based on such an estimate shall be subject to adjustment as

OFFICE LEASE AGREEMENT - Page - 4
----------------------
herein provided based on the actual Operating Costs for each calendar year. The Operating Costs Increase Expense shall be "Additional Rent" hereunder. The failure of Landlord to exercise its rights hereunder to estimate the Operating Costs Increase Expense and require payment of same as Additional Rent shall not constitute a waiver of such rights which rights may be exercised from time to time at Landlord's discretion.

          (2)  The term "Operating Costs" shall mean all expenses and
                         ---------------
disbursements (subject to the limitations set forth below) that Landlord incurs in connection with the ownership, operation, maintenance and repair of the Project (exclusive of such expenses and disbursements that are paid by Tenant or are Landlord's express responsibility hereunder), determined in accordance with sound accounting principles used in practice by accounting professionals consistently applied, including, but not limited to, the following costs: (A) wages and salaries (including management fees) of all employees engaged in the operation and maintenance of the Project, including taxes, insurance and benefits relating thereto which wages and salaries are prorated according to the percentage of time each employee spends in the operation and maintenance of the Project; (B) all supplies and materials used in the operation, maintenance, repair, and replacement of the Project; (C) costs for improvements made to the Project which, although capital in nature, are expected to reduce the normal operating costs of the Project, as well as capital improvements made in order to comply with any law hereafter promulgated by any governmental authority, as amortized over the useful economic life of such improvements as determined by Landlord in its reasonable discretion; (D) insurance expenses; (E) repairs, replacements, and general maintenance of the Project; (F) service or maintenance contracts with independent contractors for the operation, maintenance, repair, or replacement of the Building (including without limitation, alarm service, card entry system, window cleaning, landscaping service, and elevator maintenance); (G) all provided utilities, other than electricity, telephone and other telecommunications the cost of which are the responsibility of Tenant; (H) janitorial services (subject to Paragraph 8(c)(3) below); and (I) Taxes (defined
                                -----------------
below).

     Operating Costs shall not include costs for (i) capital improvements made to the Building, other than capital improvements described above and except for items which are generally considered maintenance and repair items, such as painting of common areas, replacement of carpet in elevator lobbies, and the like; (ii) repair, replacements and general maintenance paid by proceeds of insurance or by Tenant or by other third parties; (iii) interest, amortization or other payments on loans to Landlord; (iv) depreciation, (v) leasing commissions; (vi) legal expenses for services in negotiation of this Lease;
(viii) federal income taxes imposed on or measured by the income of Landlord from the operation of the Building, (viii) janitorial services paid directly by Tenant if Tenant so elects to provide its own services, (ix) electric, telephone, and other telecommunications costs attributable to the Project, (x) Landlord's obligations under Exhibit "B" hereto, (xi) overhead and profit
                             -----------
increment paid to subsidiaries or affiliates of Landlord or its partners for services on or to the Project, to the extent that the costs of such services exceed competitive costs for such services rendered by persons or entities of similar skill, competence and experience, other than a subsidiary or affiliate of Landlord or its partners; (xii) costs of Landlord's general overhead and general administrative expenses which would not be chargeable to operating expenses of the Project in accordance with sound accounting principles consistently applied; (xiii) rent, if any, incurred in

OFFICE LEASE AGREEMENT - Page - 5
----------------------
leasing air conditioning systems, elevators or other equipment ordinarily considered to be of a capital nature, except equipment which is used in providing janitorial services and which is not affixed to the Project; (xiv) all items and services for which Tenant reimburses Landlord (other than through Tenant paying Operating Costs Increase Expense) or for which Tenant pays third persons; (xv) any expenses relating to the structural integrity of the foundation, exterior walls, or roof of the Project, except as specifically provided for in this Lease; and (xvi) any fines, penalties, legal judgments or settlements of causes of action by or against Landlord unless caused by Tenant or Tenant's Representatives. Tenant acknowledges and agrees that other than Landlord's installation of the door card entry system as part of the Work and maintenance thereof as an Operating Cost, Tenant shall be wholly and solely responsible for all other matters of security for the Project, and Landlord shall have no responsibility or liability of any kind therefor.

          (3) Landlord shall pay on or before the due dates thereof, including any extensions occasioned by Landlord's lawful rights of contest with respect thereto, all Taxes (other than the personal property taxes of Tenant). The term "Taxes" shall mean taxes, assessments, and governmental charges whether federal,
 -----
state, county, or municipal, and whether they be by taxing districts or authorities presently taxing or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Project (or its operation), excluding, however, penalties and interest thereon and federal and state taxes on income (if the present method of taxation changes so that in lieu of the whole or any part of any Taxes, there is levied on Landlord a capital tax directly on the rents received therefrom or a franchise tax, assessment, or charge based, in whole or in part, upon such rents for the Building, then all such taxes, assessments, or charges, or the part thereof so based, shall be deemed to be included within the term "Taxes" for purposes hereof), excluding
                                       -----
further any franchise, estate, inheritance, succession, transfer, income or excess profit tax or tax imposed on Landlord due to the change of ownership of the Project as defined in the law during the Term of this Lease under which reassessment or tax increase results from a transfer of all or a portion of Landlord's estate as opposed to an increase in Project valuation. Taxes shall include the reasonable costs of consultants retained by Landlord in an effort to lower taxes and all reasonable costs incurred by Landlord in disputing any taxes or in seeking to lower the tax valuation of the Project. Upon Tenant's written request, Landlord shall deliver to Tenant evidence of Landlord's payment of bills for Taxes.

     Tenant may, upon the receipt of prior written approval of Landlord, such approval not to be unreasonably withheld, contest any Taxes against the Premises and attempt to obtain a reduction in the assessed valuation of the Premises for the purpose of reducing any such tax assessment. In the event Landlord approves, and upon the request of Tenant, but without expense or liability to Landlord, Landlord shall cooperate with Tenant and execute any document which may be reasonably necessary and proper for any proceeding. In such event Tenant shall be solely responsible for all legal and related expenses relating to such documents; provided however, Tenant shall be authorized to collect from any tax refund received as a result of Tenant's proceedings (i) any Taxes that Tenant has paid which are reduced as a result of such proceedings and (ii) a refund of all costs and expenses incurred in connection with obtaining such refund. If a tax reduction is obtained, there shall be a subsequent reduction in Tenant's total Taxes for such year, and any excess payments by Tenant shall

OFFICE LEASE AGREEMENT - Page 6
----------------------
be refunded by Landlord, without interest, when all refunds to which Landlord is entitled from the taxing authority with respect to such year have been received by Landlord. In the event Landlord desires to contest any Taxes, Tenant agrees to cooperate with Landlord and execute any document which may be reasonably necessary and proper for any proceeding. During the pendency of any contest by Landlord or Tenant, Tenant shall become and remain obligated to pay or to provide an appropriate bond or security for the payment of all Taxes at least ten (10) days prior to the date due, and otherwise follow the payment and notification obligations set forth in this Paragraph, provided, however, if the taxing authority forwards the tax notification letter to Landlord, Landlord shall forward same to Tenant and Tenant shall be obligated to pay Tenant's Proportionate Share of the increase in the Taxes as provided herein upon the later to occur of (i) thirty (30) days after receipt thereof, or (ii) five (5) days prior to the date such Taxes are due to be paid to the taxing authority.

     In any event, Tenant shall be responsible for insuring and paying all taxes upon Tenant's furniture, machinery, goods, supplies, fixtures, Alterations (below defined) or other improvements, and other property on the Premises.

     (b) Operating Costs Statement/Right to Audit: By April 15, 2001, and by April 15 of each calendar year thereafter, or as soon thereafter as practicable, Landlord shall furnish to Tenant a statement of the actual Operating Costs (the "Operating Costs Statement") for the previous year. If the Operating Costs
 -------------------------
Statement reveals that Tenant paid more for Operating Costs than the actual amount attributable to Tenant pursuant hereto for the year for which such statement was prepared, then Landlord shall promptly credit or reimburse Tenant for such excess; likewise, if Tenant paid less than Tenant's actual proportionate share of the Operating Costs Increase Expense, then Tenant shall promptly pay to Landlord such deficiency. Tenant shall have the right to cause a certified public accountant selected by Tenant to audit the books and records of Landlord, with respect to any cost or item which is passed through to Tenant ("Tenant's Audit"), upon thirty (30) days advance written notice by Tenant to Landlord which notice shall be given, if at all, within sixty (60) days of the date that Tenant receives the Operating Costs Statement. Landlord shall cooperate with Tenant in providing Tenant's accountant reasonable access to its books and records during normal business hours, at Landlord's business address or other place in Dallas, Texas, designated by Landlord, for this purpose. If the results of Tenant's Audit show an overcharge to Tenant of more than the actual amount owed by Tenant, Landlord may cause a certified public accountant to review such audit ("Landlord's Audit"), and the two accountants shall reconcile any differences. If the final result shall show an overpayment by Tenant of the amount owed, Landlord shall credit or refund to Tenant or offset against any Rents becoming due under the Lease any overcharge of such items within thirty (30) days of completion of such audits. In the event such audit discloses an undercharge of such items as billed to Tenant, Tenant shall pay Landlord the amount of such undercharge within thirty (30) days of completion of such audits. Tenant shall pay the costs of Tenant's Audit, and Landlord shall pay the costs of Landlord's Audit.

     For the calendar year in which this Lease terminates, Tenant's liability for Tenant's Proportionate Share of Operating Costs Increase Expense for such partial calendar year shall be subject to pro rata adjustment based upon the number of days of the Term elapsing during such

OFFICE LEASE AGREEMENT - Page - 7
----------------------
partial year. If the applicable charges are not available prior to the end of the Term hereof, then the aforesaid adjustment shall be made between Landlord and Tenant after Landlord shall have received the charges for such period, it being specifically agreed that Landlord's and Tenant's obligations under this Paragraph shall survive the expiration of the term of this Lease.

     (c)  Proportionate Share: As used in this Lease, the term "proportionate
                                                                -------------
share" or "Tenant's Proportionate Share" is defined as follows: As of the
-----      ----------------------------
Commencement Date through and including the last day of the ninth full calendar month of the Term, Tenant's Proportionate Share shall be 83% [104,435 divided by 125,538], and from and after the last day of the ninth full calendar month of the Term, Tenant's Proportionate Share shall be 100%.

     (d) Cap on Certain Operating Costs: For the purpose of determining Additional Rent, Operating Costs (exclusive of the Non-Capped Operating Costs, as hereinafter defined) for any calendar year shall not be increased over the amount of Operating Costs (exclusive of Non-Capped Operating Costs) during the prior calendar year by more than five percent (5%). For example, if Operating Costs (exclusive of Non-Capped Operating Costs) during the second calendar year after the calendar year in which the term of this Lease commences were $100,000, the cap on Operating Costs (exclusive of Non-Capped Operating Costs) for the third full calendar year would be $105,000.00 ($100,000 times 1.05). It is understood and agreed that there shall be no cap on "Non-Capped Operating
                                                     --------------------
Costs", which are hereby defined to mean all utilities, all Taxes and all
-----
Insurance Premiums.

     7.   TENANT REPAIRS AND MAINTENANCE:

     (a) Tenant, at its own expense, shall maintain all parts of the Leased Premises and their appurtenances (except those for which Landlord is expressly responsible to maintain under this Lease) in good, clean and sanitary condition and shall promptly make all necessary repairs and replacements to the Leased Premises including but not limited to electrical light lamps or tubes (other than lamps in Building standard ceiling mounted fixtures installed by Landlord), interior windows, interior glass and plate glass, interior doors, special office entries, interior walls and finish work, floors and floor coverings, the Generator, the equipment in the UPS Area, Tenant-installed heating and air conditioning systems, Tenant-installed fire sprinkler systems, and Tenant-installed plumbing work and fixtures. Replacement and repair parts, materials and equipment shall be of quality equivalent to those initially installed within the Leased Premises, and repair and maintenance work shall be done in a good and workmanlike manner and in accordance with existing laws, rules, regulations and ordinances.

     (b) Tenant shall not damage or disturb the structural integrity or support of any wall, roof, or foundation of the Building, without the prior written consent of Landlord pursuant to Paragraph 16. The costs and expenses of repair
                                ------------
of any damage to these areas caused by Tenant or Tenant's Representatives (defined in Paragraph 7(e)) shall be paid within ten (10) days business days
            --------------
after written notice thereof to Tenant (including a description of the damage and itemized cost of repair of same).

OFFICE LEASE AGREEMENT - Page - 8
----------------------

     (c) Tenant shall at its own expense keep the Leased Premises pest-free and pay all charges for pest control and extermination within the Leased Premises.

     (d) On the Termination Date, Tenant shall deliver the Leased Premises to Landlord "broom clean" in the same good order and condition as existed at the Commencement Date of this Lease, ordinary wear, natural deterioration beyond the control of Tenant, and damage by fire, tornado or other casualty excepted. Tenant shall give written notice to Landlord at least thirty (30) days prior to vacating the Leased Premises and shall arrange to meet with Landlord for a joint inspection of the Leased Premises prior to vacating. In the event of Tenant's failure to give such notice or arrange such joint inspection, Landlord's inspection at or after Tenant's vacating the Leased Premises shall be conclusively deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

     (e) Tenant shall be responsible for all costs, expenses and liabilities caused by the willful or negligent acts or omissions of Tenant or Tenant's employees, officers, directors, partners, agents, invitees, guests, patrons, licensees, contractors, representatives, trespassers, or others for whom Tenant is legally responsible (all such persons and entities being herein collectively referred to as "Tenant's Representatives") or caused by Tenant's default
                ------------------------
hereunder.

     (f) If Landlord shall give Tenant written notice of defects or need for repairs for which Tenant is responsible under this Lease, and if Tenant shall fail to make same within thirty (30) days of Landlord's notification (subject to the provisions of Paragraph 41 below) or such shorter time as is reasonable if
                  ------------
expedited repair is needed to avoid injury or damage, Landlord shall have the option to cure said defect or repair, and Tenant shall pay to Landlord all costs and expenses incurred within thirty (30) days after written notice to Tenant thereof (including a description of the damage and itemized costs of repair or same).

8.   LANDLORD'S REPAIRS AND MAINTENANCE RESPONSIBILITIES:

     (a) Landlord has agreed, at its expense, to construct the structural and exterior portions of the Building, excluding for purposes of this Paragraph the Leased Premises which are dealt with in Paragraph 51 and Exhibit "B" below,
                                        ------------     -----------
("Landlord's Construction")in accordance with the Landlord's Plans and
  -----------------------
Specifications more particularly described herein in Exhibit "E" attached hereto
                                                     -----------
(the "Landlord's Plans and Specifications"). Landlord certifies that it has
      -----------------------------------
provided Tenant with a complete and accurate set of Landlord's Plans and Specifications and that they have not been materially amended or modified except as reflected in Exhibit "E". The plumbing, electrical, and other utilities
                ----------
contemplated by Landlord's Plans and Specifications are or will be on the Commencement Date in good working condition and order. As of the Commencement Date, to Landlord's actual knowledge, the Building shall be in compliance with all existing laws, codes, regulations and ordinances of any governmental authorities. Landlord's Construction shall be completed in accordance with all Applicable Laws in a good and workmanlike manner, utilizing first quality, new materials. Tenant has reviewed the Landlord's Plans and Specifications and

OFFICE LEASE AGREEMENT - Page - 9
----------------------
acknowledges that, to the best of its knowledge, the Building has been constructed substantially in compliance therewith. Landlord agrees to correct or cause to be corrected any original latent defects in Landlord's Construction of which written notice is provided to Landlord within the applicable period of limitations.

     (b) Landlord shall be responsible, at its expense, for, but only for, the structural integrity of the roof, foundation and exterior walls of the Building and the repair, maintenance, and replacement needed with respect to the structural integrity thereof. The costs of any repair to the roof, foundation or exterior walls occasioned by the act of omission of Tenant or Tenant's Representatives shall be the responsibility of Tenant except to the extent that proceeds of any warranties or insurance shall be received by Landlord. Landlord's liability with respect to any defects, repairs or maintenance for which Landlord is responsible at its expense under this Lease shall be limited to the cost of such repairs or maintenance or the curing of such defect. Tenant shall promptly give Landlord written notice of defects or need for repairs, after which Landlord shall have thirty (30) days to commence to repair or cure such defect. To the extent required by Landlord's Plans and Specifications and the Working Drawings, Landlord, at its expense, has caused or will cause Landlord's Construction and the Work (as defined in Paragraph 51 below)
                                                    ------------
initially to comply with all laws, orders, ordinances, rules and regulations applicable thereto including, without limitation, the Americans With Disabilities Act. Any changes to the Premises required thereby shall be the sole responsibility and expense of Tenant though, at Tenant's request and expense and in accordance with Paragraph 8(e) below, Landlord will assist in such efforts.
                   --------------
Any subsequent changes in the Project outside the Premises required thereby shall be performed by Landlord as Operating Costs.

     (c) Landlord shall diligently perform the work which gives rise to Operating Costs in accordance with all Applicable Laws and in a good and workmanlike manner and shall furnish Tenant the following services, all being subject to payment therefor by Tenant pursuant to the provisions of Paragraph
                                                                    ---------
6(b) above. Any services performed by Landlord, to or affecting, the Leased
----
Premises shall be done in such a manner as to limit as much as is practicable interference with Tenant's use and occupancy of the Premises, and only limited materials and tools used in connection with such services shall be stored in the Premises. The services that Landlord shall furnish include:

          (1) Air conditioning and heating as provided in Landlord's Plans and Specifications and the Working Drawings. Tenant acknowledges that such service and temperature may be subject to regulation by local, county, state or federal regulation. Whenever machines or equipment that generate abnormal heat are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord shall have the right to install supplemental air conditioning in the Premises, and the reasonable cost thereof including the cost of installation, operation, use and maintenance, shall be paid by Tenant to Landlord as Additional Rental upon demand.

          (2) Water at those points of supply reflected in the Working Drawings for drinking, lavatory and toilet purposes. Landlord shall pay to the appropriate utility company, in time

OFFICE LEASE AGREEMENT - Page - 10
----------------------
to avoid interruption of service for non payment and to avoid late charges, all charges for water use consumed on the Project during Tenant's occupancy and such costs shall be included in Operating Costs.

          (3) Janitorial service in and about the Building and the Premises, as may in the judgment of Landlord be reasonably required; however, Tenant shall pay all additional costs attributable to the cleaning of improvements within the Premises. If Tenant elects to provide its own janitorial service (subject to Landlord's reasonable approval of the insurance carried by the contractor), the Base Rent shall be reduced by $0.90 per square foot of rentable area per year.

          (4) Elevators as shown in Landlord's Plans and Specifications for ingress to the egress from the second floor of the Building - 24 hours per day, 7 days per week.

          (5) Electricity at those points of supply reflected in the Working Drawings, Tenant shall pay to the appropriate public utility company all charges for electric current consumed on the Project during the Term of this Lease, as extended, and such costs shall not be included in Operating Costs.

          (6) Replacement of lighting fixture lamps in Building ceiling mounted fixtures.

          (7) The secured card entry system at all entrances and exits, except for those additional entrances or exits, including overhead doors added by Tenant, as provided in the Working Drawings. Landlord shall allow Tenant access to the Premises seven (7) days a week, twenty-four (24) hours a day.

          (8) Landlord shall provide a Building directory and the in-ceiling florescent lighting throughout the Building shown in the Working Drawings or Landlord's Plans and Specifications.

          (9) Maintenance of the Project outside the Leased Premises in good operating condition and repair, clean and free from rubbish and debris, maintenance of the landscaping, and adequate illumination and draining of the Project.

     (d) Tenant shall promptly give Landlord written notice of defects or need for repairs for which Landlord is responsible hereunder after which Landlord shall have thirty (30) days to commence to repair or cure such defect. If not caused by the interference of Tenant or Tenant's Representatives, if Landlord fails to make repairs that materially interfere with Tenant's use and enjoyment of the Leased Premises after notice of same, Tenant may make such repairs and offset the actual, necessary cost thereof against Base Rent. No interruption or malfunction of any such services shall constitute an eviction or disturbance of Tenant's use and possession of the Premises or the Building or a breach by Landlord or any of Landlord's obligations hereunder or render Landlord liable for damages or entitle Tenant to be relieved from any of Tenant's obligations hereunder (including the obligation to pay rental unless, and to the extent, Landlord receives rental interruption

OFFICE LEASE AGREEMENT - Page - 11
----------------------
insurance proceeds therefor) or grant Tenant any right of set off or recoupment except as expressly set forth herein. In the event of any such interruption, however, Landlord shall use reasonable diligence during the business hours set forth herein promptly to restore such service or cause same to be restored in any circumstances in which such restoration is within the reasonable control of Landlord and the interruption was not caused solely by Tenant or Tenant's Representatives.

     (e) Should Tenant desire any additional services (other than Project security which shall be Tenant's exclusive responsibility) beyond those described in this Paragraph 8 or rendition of any services outside the normal
                  -----------
time established by Landlord for providing any services, Landlord may (at Landlord's option), upon reasonable advance notice from Tenant to Landlord, furnish such services, and unless otherwise provided herein, Tenant shall pay directly for such services or shall agree to pay Landlord such reasonable charges as may be agreed upon between Landlord and Tenant, but in no event at a charge less than Landlord's reasonable actual cost plus reasonable overhead for the additional services provided.

     (f) Landlord shall furnish and install window coverings on all exterior windows to maintain a uniform exterior appearance. Tenant shall not remove or replace such window coverings or install any other window covering which would affect the exterior appearance of the Building or the Premises. Tenant may install lined or unlined over-draperies on the interior side of the Landlord furnished window coverings for interior appearance or to reduce light transmission, provided such over-draperies do not affect the exterior appearance of the Building or the Premises.

     (g) Tenant acknowledges that, except as expressly set forth in this Lease or any exhibit hereto, no representations or promises regarding construction, repairs, alterations, remodeling, or improvements to the Leased Premises have been made by Landlord, its agents, employees, or other representatives.

     (h) Landlord has provided Tenant with a true copy of Landlord's Owner Policy of Title Insurance (Policy No. 44 0298 100 9812) issued by Chicago Title Insurance Company, dated November 4, 1998 (the "Title Policy") and a current
                                                ------------
survey of the Project. Landlord represents that, except as shown in the Title Policy, to Landlord's current actual knowledge, there are no other restrictions in the deed records affecting the Project. Based upon its review of the Title Policy and the documents referred to therein, Tenant has satisfied itself as to any restrictions of record. Tenant will satisfy itself as to all zoning and other governmental restrictions and regulations with respect to all uses of the Premises prior to commencement of any construction of the Premises. Failure of Tenant to provide written notice of any limitations on such use that are unacceptable to Tenant prior to commencement of construction shall be deemed acceptance by Tenant. Tenant's taking possession of the Leased Premises shall conclusively establish that, subject to any express representation or obligation of Landlord in this Lease, the improvements to be made by Landlord under the terms of this Lease have been completed in accordance with the Working Drawings and Landlord's Plans and Specifications and that the Leased Premises are in good and satisfactory condition as of the date of Tenant's possession subject only to Paragraph 8 of Exhibit "B" to this Lease. In conjunction with, or at any time
               -----------
after, the Commencement Date, Tenant shall, upon

OFFICE LEASE AGREEMENT - Page - 12
----------------------

Landlord's request, execute and deliver to Landlord an estoppel certificate (as referred to in Paragraph 33 of this Lease) to acknowledge the Commencement Date.
               ------------

9.   UTILITY SERVICE:

     (a) Subject to availability from the utility provider, Landlord shall provide utility services of the type and quality reflected in the Working Drawings and/or Landlord's Plans and Specifications which the parties acknowledge are at least in accordance with standards typical of first-class commercial office/flex buildings in the submarket area of the Project in Dallas, Texas. Such services include water, sewer, telephone and electric current. Subject to availability from the utility provider, such services shall be provided to Tenant on a 24-hour a day, 7 day a week basis.

     (b) Tenant shall pay the cost of all telephone or other telecommunications service used on the Leased Premises and the cost of electric service attributable to the Project as provided for hereinabove.

     (c) Tenant shall pay all costs caused by Tenant introducing excessive pollutants into the sanitary or storm sewer system, including permits, fees, assessments, and charges levied by any governmental subdivision, for any pollutants or solids other than ordinary human waste.

     (d) Landlord acknowledges that there shall be no start-up charge, minimum usage requirements or other surcharges or impositions imposed upon Tenant.

     (e) Defined holidays shall be: New Year's Day, Labor Day, Memorial Day, Fourth of July, Thanksgiving Day and Christmas Day.

10.  SIGNS:

     (a) Tenant may place signage as desired by Tenant within the interior areas of the Premises. Such signs shall be placed by a contractor reasonably approved by Landlord and paid for by Tenant. Tenant shall remove all such signs at the termination of this Lease. Such installations and removals shall be made in such manner as to avoid injury or defacement of the Premises, and Tenant, at its sole expense, shall repair any material injury or defacement in removing such signs; provided however, Tenant shall not be responsible for any discoloration caused by ordinary wear and tear.

     (b) Exterior Signage. Tenant shall not inscribe, paint, affix or display any signs, door plaques, advertisements or notices on or around the exterior of the Building or areas of the Project outside the Building except as provided below:

          (1)  Subject to Paragraph 28 below, Tenant and only Tenant, but no
                          ------------
subtenant or assignee of any rights hereunder, shall have the right, at its sole cost and expense, to install its corporate identification or logo upon the top spandrel panel of the Building between Pod C & W, (the

OFFICE LEASE AGREEMENT - Page - 13
----------------------

"Building Sign"), provided that (i) Tenant obtains all necessary approvals from
 -------------
the City of Farmers Branch and all other governmental authorities having jurisdiction over Tenant, the Project and the Building Sign, (ii) the Building Sign conforms to all applicable laws, rules and regulations of any governmental authorities having jurisdiction over the Building Sign or the Project, and (iii) Landlord and Tenant shall mutually agree upon the design, color, character, style, material, installation method and size of the Building Sign, which approval shall not be unreasonably withheld or delayed.

          (2) Tenant shall also have the right, at Tenant's expense, to install a Building Monument Sign (the "Building Monument Sign") at the center entrance
                               -----------------------
of the Building adjacent to Alpha Road, provided that (i) Tenant obtains all necessary approvals from the City of Farmers Branch and all other governmental authorities having jurisdiction over Tenant, the Project and the Building Monument Sign, (ii) the Building Monument Sign conforms to all applicable laws, rules and regulations of any governmental authorities having jurisdiction over the Building Monument Sign or the Project, and (iii) Landlord and Tenant shall mutually agree upon the location, design and size of such sign, which approval shall not be unreasonably withheld or delayed.

          (3) Landlord agrees that Tenant's signs shall be displayed in a prominent (or top) position and no other tenant(s)' signs shall be larger than Tenant's without Tenant's consent. Landlord agrees that if Landlord makes available to any other tenant any signage located in the Common Areas or on the Project, including the Building, then such signage shall also include Tenant's identification sign in the top position and at least as large as the largest sign made available to such other tenant(s). Tenant shall have the right, without Landlord's approval, to change its sign from time to time so long as such new signs are no larger than the sign it replaces and complies with Subparagraphs (1) and (2) immediately preceding. At Tenant's sole cost and expense, Landlord will fully cooperate with Tenant in Tenant's filing any required signage application, permit and/or variance for said signage.

     (c) Prior to commencement of any sign construction, Tenant shall deliver to Landlord certificates of insurance evidencing that Tenant's contractors, agents, workmen, engineers or other persons installing the Building Sign and/or Building Monument Sign have in effect valid workmen's compensation, public liability and builder's risk insurance in amounts, with such companies and in such forms as Landlord may consider reasonably necessary or appropriate for its protection. Except for the gross negligence or wilful misconduct of Landlord or Landlord's Representatives, during the Term of this Lease, Tenant shall indemnify and hold Landlord harmless from and against any and all claims, demands, fines, liabilities, costs, expenses, damages, actions and causes of action accruing from or related to the Building Sign and/or Building Monument Sign. The indemnity set out in the preceding sentence will be limited only by the gross negligence or wilful misconduct of Landlord or anyone acting for Landlord. Tenant agrees that Landlord shall have the right, at its expense, temporarily to remove and replace the Building Sign and/or Building Monument Sign in connection with and during the course of any repairs, changes, alterations. modifications, renovations or additions to the Building in which case Landlord shall replace the signage upon completion of the work.

OFFICE LEASE AGREEMENT - Page - 14
----------------------

     (d) Tenant shall maintain the Building Sign and the Building Monument Sign, at Tenants sole cost and expense. If Tenant is in default under this Lease, Tenant's rights to signage shall terminate and Landlord shall have the option to remove such signage at Tenant's sole cost and expense. Tenant shall, at its sole cost and expense, remove all such signs at the termination of this Lease. Such installations and removals shall be made in such manner as to avoid injury or defacement of the Project and other improvements. Tenant shall repair any damage or defacement, including, without limitation, any discoloration, caused by the removal of such signs.

     (e) Landlord shall at all times maintain all pylons, monuments, and spendrals in good order and repair and the cost of maintenance of such pylons, monuments and spendrals, and the cost of any electricity to illuminate them shall be included as an Operating Cost.

     (f) Landlord may erect a sign or signs on the Leased Premises at a location reasonably acceptable to Tenant indicating that the Project are for lease during the six (6) month period prior to the expiration of this Lease.

     (g) The right to signage is not assignable by Tenant except in conjunction with the assignment of this Lease as elsewhere herein provided.

11.  USAGE:

     (a) Tenant warrants and represents to Landlord that the Leased Premises shall be used and occupied only for general office uses, which may include product distribution from the Premises as well as research and development of computer related telecommunication products. Tenant shall occupy the Leased Premises and conduct its business, and Tenant's Representatives shall conduct themselves, in compliance with all laws, rules and regulations and in a lawful, quiet, and reputable way and as not to create any nuisance. Tenant shall not commit, or allow to be committed, any waste on the Leased Premises or the Project. Tenant may not use the Leased Premises for the use, storage, or distribution of hazardous or environmentally offensive substances, or for underground storage, or for any unlawful purposes.

     (b) Tenant shall have the right after written notice to Landlord to contest by appropriate legal proceedings the validity or application of any law, ordinance or other legal requirement affecting Tenant, the Premises, or the operation of Tenant's business on the Premises and to delay compliance therewith pending the prosecution of such proceedings, provided that no civil or criminal penalty is or could be incurred by Landlord and no lien or charge is or could be imposed upon the Premises or any other part of the Project.

     12.  TENANT'S INSURANCE OBLIGATIONS:

     (a) Tenant shall not permit the Leased Premises to be used in any way which would violate laws, rules, or regulations governing hazardous substances or which would in any way increase the cost of or render void any insurance on the improvements, and Tenant shall

OFFICE LEASE AGREEMENT - Page - 15
----------------------
immediately, on demand, cease any use which violates the foregoing or to which Landlord's insurer or any governmental or regulatory authority objects. If at any time during the term of this Lease Tenant's use of the Premises shall cause an increase in premiums, and in particular, but without limitation, if the State Board of Insurance or other insurance authority disallows any of Landlord's sprinkler credits or imposes an additional penalty or surcharge in Landlord's insurance premiums because of any act solely attributable to or arising from the direct acts of Tenant, Tenant agrees to pay as Additional Rent the commercially reasonable increase in Landlord's insurance premiums.

     (b) Tenant, at its sole cost and expense, shall procure and maintain throughout the term of this Lease a policy or policies of insurance insuring Landlord, Landlord's management company and lender, and Tenant against all claims for property damages, personal injury or death of others occurring on or in connection with: (i) the Leased Premises and all personal property therein;
(ii) the condition of the Leased Premises; (iii) Tenant's operations in and maintenance and use of the Leased Premises; (iv) Tenant's and Tenant's Representatives' use of the Common Areas of the Project, and (v) Tenant's liability assumed under this Lease. The limits of such policy or policies shall be not less than $ 2,000,000.00 combined single limit coverage per occurrence for injury to persons (including death) and/or property damage or destruction, including loss of use.

     (c) All such policies shall be procured by Tenant from insurance companies reasonably satisfactory to Landlord naming the following as co-insureds: (i) Landlord; (ii) Landlord's management company, Jackson-Shaw Company or its successor; and, (iii) Landlord's mortgage holder, as changed from time to time. Certified copies of such policies, together with receipt for payment of premiums, shall be delivered to Landlord prior to the Commencement Date. Not less than fifteen (15) days prior to the expiration date of any such policies, certified copies of renewal policies and evidence of the payment of renewal premiums shall be delivered to Landlord. All such original and renewal policies shall provide for at least thirty (30) days written notice to Landlord before such policy may be canceled or changed to reduce insurance coverage provided thereby. Copies of such policies and duly executed certificates evidencing insurance coverage, together with copies of receipts for payment of premiums, shall be delivered to Landlord prior to the Commencement Date. Not less than fifteen (15) days prior to the expiration date of any such policies, copies of renewal policies and duly executed certificates evidencing insurance coverage and evidence of the payment of renewal premiums shall be delivered to Landlord. If required of Landlord by its insurance carrier, Tenant shall, within fifteen
(15) days after request therefor provide reasonable information concerning use of and insurance coverages for the Lease Premises.

13.  (INTENTIONALLY DELETED)

14. COMPLIANCE WITH LAWS, RULES AND REGULATIONS: Except as provided in Paragraph 8(b) above and subject to the limitations thereof, and unless
--------------
otherwise herein expressly stated to be the responsibility of Landlord, Tenant shall comply with all applicable laws, ordinances, orders, rules and regulations of state, federal, municipal, or other agencies or bodies relating to the use, condition and occupancy of and business conducted on the Project and the Leased Premises, respectively, including without limitation, the Americans with Disabilities Act, the Resource

OFFICE LEASE AGREEMENT - Page - 16
----------------------

Conservation and Recovery Act, the Comprehensive Environmental Response Act, and the rules, regulations and directives of the United States Environmental Protection Agency and/or the Texas Natural Resource Conservation Commission.

15. ASSIGNMENT AND SUBLETTING: Tenant agrees not to assign, transfer, or mortgage this Lease or any right or interest therein or sublet the Leased Premises or any part thereof, without the prior written consent of Landlord which shall not be unreasonably withheld or delayed, except that Tenant shall have the right to mortgage its interest in this Lease to a bona fide lender in an arms-length loan transaction and to sublease, assign or otherwise transfer its interest in the Lease, upon assumption of all obligations with respect thereto, to any parent, subsidiary, or affiliate of Tenant, or to a corporation with which Tenant may merge or consolidate, without Landlord's approval. Landlord shall, however, be notified in writing of any such assignment, sublease, transfer or mortgage. No assignment, subletting, transfer, or mortgaging shall relieve Tenant of its obligations hereunder, and Tenant shall continue to be liable as a principal (and not as a guarantor or-surety) to the same extent as though no assignment, subletting, transfer, or mortgaging shall had been made. Consent by Landlord (to the extent such consent is required) to any one assignment, subletting, transfer, or mortgaging shall not be construed to be consent to any additional assignment, subletting, transfer, or mortgaging. Each such successive act shall require similar consent of Landlord. Landlord shall be reimbursed by Tenant for any reasonable costs or expenses actually incurred as a result of Tenant's request for consent to any such assignment, subletting, transfer, or mortgaging, including reasonable legal costs. In the event Tenant subleases the Leased Premises, or any portion thereof, or assigns this Lease with the consent of the Landlord at an annual Base Rental exceeding that stated herein (the "Excess Rent"), such excess shall be retained by and be
                         -----------
the exclusive property of Tenant; however, upon the occurrence of an event of default (defined below), if all or any part of the Leased Premises is then assigned or sublet, Landlord may, in addition to any other remedies provided by this Lease or provided by law, collect directly from the assignee or subtenant all rents due to Tenant, and any Excess Rents shall belong to Landlord, though such Excess Rents actually received by Landlord shall be credited to any sums at any time owed by Tenant hereunder. Any collection directly by Landlord from the assignee or subtenant shall not be construed, however, to constitute a novation or a release of Tenant from the further performance of its obligations under this Lease. Notwithstanding the foregoing, it is expressly agreed that if this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. Sec. 101 et seq, as amended (the "Bankruptcy Code"),
                                                             ---------------
any and all monies or other considerations payable or otherwise to be delivered in connection with such assignment, including without limitation Excess Rents, shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid or delivered to Landlord. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.

OFFICE LEASE AGREEMENT - Page - 17
----------------------

16.  ALTERATIONS AND IMPROVEMENTS:

     (a) Tenant shall not make or perform, or permit the making or performance of, any initial or subsequent tenant finish work or any alterations, installations, decorations, improvements, additions or other physical changes in or about the Leased Premises that are structural in nature or that exceed $6,000.00 in costs (referred to collectively as "Alterations") without
                                                 -----------
Landlord's prior consent. Landlord may withhold consent in its sole discretion if the Alterations in any way penetrate the roof (except as provided in Paragraph 42(a) below) or outer walls of the Building or impact the structure or
---------------
structural integrity of the Building or any of its systems. Otherwise, such consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing provisions or Landlord's consent to any Alterations, all Alterations shall be made and performed in conformity with and subject to the following provisions: All Alterations shall be made and performed at Tenant's sole cost and expense in a good and workmanlike manner. Alterations shall be made only by contractors or mechanics approved by Landlord, such approval not to be unreasonably withheld or delayed. Tenant shall submit to Landlord detailed plans and specifications (including architectural layout, mechanical and structural drawings) for each proposed Alteration and shall not commence any such Alteration without first obtaining Landlord's written approval of such plans and specifications. Prior to the commencement of each proposed Alteration, Tenant shall furnish to Landlord a certificate evidencing worker's compensation insurance coverage for all persons to be employed in connection with such Alterations, including those to be employed by all contractors and subcontractors, and of comprehensive public liability insurance (including property damage coverage) in which Landlord, Landlord's Representatives, and any mortgagee of the Building shall be named as parties insured, which policies shall be issued by companies and shall be in form and amounts as customarily required and satisfactory to Landlord in its reasonable discretion and shall be maintained by Tenant until the completion of such Alteration. Tenant shall cause its contractor and each subcontractor to provide Landlord with a Certificate of Completion of the Alterations and a Bills Paid Affidavit and full Lien Waiver in form and content as reasonably required by Landlord and as customarily required. Tenant shall, if required by Landlord at the time of Landlord's consent to the Alterations, agree to restore the affected portions of the Project at the termination of this Lease to their condition prior to making such Alterations. All permits, approvals and certificates required by all governmental authorities shall be timely obtained by Tenant and copies shall be submitted to Landlord. Notwithstanding Landlord's approval of plans and specifications for any Alterations, all Alterations shall be made and performed in full compliance with all applicable laws, orders, rules, standards and regulations of Federal, State, County, and Municipal authorities, including, without limitation, all directions, pursuant to law, of all public officers, and with all applicable rules, orders, regulations and requirements of the local Board of Fire Underwriters or any similar body ("Applicable Laws"). Landlord's approval shall
                                   ---------------
not in any way be considered an indication that the plans and specifications comply with Applicable Laws. All materials and equipment to be incorporated in the Leased Premises as a result of all Alterations shall be new and first quality. No such materials or equipment shall be subject to any lien, encumbrance, chattel mortgage or title retention or security agreement. Whether such Alterations are being performed by Tenant in connection with Tenant's initial occupancy of the Leased Premises or subsequently, Tenant agrees to make proper application for, and obtain, a Building Permit and a Certificate of Occupancy from

OFFICE LEASE AGREEMENT - Page - 18
----------------------
the city in which the Leased Premises are located. Tenant shall furnish copies of such permit and certificate to Landlord promptly after issuance of same.

     (b) Except for Tenant's Property (below defined), all appurtenances, fixtures, improvements, and other property attached to or installed in the Leased Premises, whether by Landlord or Tenant or others, and whether at Landlord's expense or Tenant's expense, or the joint expense of Landlord and Tenant, shall be and remain the property of Landlord. Any replacements of any property of Landlord, whether made at Tenant's expense or otherwise, shall be and remain the property of Landlord. Any trade fixtures, business equipment, inventory, trademarked items, signs, decorative soffit, counters, shelving, showcases, mirrors and other removable personal property installed in or on the Premises by Tenant at its sole expense, and the Generator (below defined), the equipment in the UPS Area (below defined) regardless of who paid the cost thereof, shall remain the property of Tenant (the "Tenant's Property"). Landlord
                                                   -----------------
agrees that, if Tenant is not in default hereunder, Tenant shall have the right, at any time or from time to time, to remove any and all of Tenant's Property, but Tenant shall repair, or at Landlord's option shall pay Landlord the cost of repairing, any damage arising from such removal and shall leave the Premises in a neat, clean, operating condition, free of debris, normal wear and tear excepted.

17.  CONDEMNATION:

     (a) If, during the Term (or extension or renewal) of this Lease, (i) all or a substantial part of the Leased Premises or (ii) a number of the Parking Spaces (which cannot be replaced by other parking spaces reasonably satisfactory to Tenant) which reduces the available parking on the Project to below that required by Applicable Laws, are taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by private purchase in lieu thereof, and the taking would prevent or materially interfere with the authorized use hereunder of the Leased Premises, or make it commercially unreasonable or unfeasible for Tenant to conduct its normal business, in accordance with the uses authorized hereunder, in the Premises, including any such taking by the powers of eminent domain which eliminates access to the Building or the Project, this Lease shall terminate, Tenant's obligation to pay the Base Rent shall cease, and Tenant's obligation to pay the Additional Rent shall cease subject to final reconciliation of the amounts owed under Paragraph 6 above, all effective on the date physical possession is taken
      -----------
by the condemning authority.

     (b) If a portion of the Leased Premises or the Parking Spaces is taken and this Lease is not terminated as provided in Paragraph 17(a) above, if
                                            ---------------
condemnation proceeds are sufficient and if restoration is feasible, Landlord may, at its option restore the Project (other than Alterations) in order to make it reasonably tenantable and suitable for Tenant's approved use. From the date physical possession is taken through the date restoration is completed, Base Rent shall be reduced by a dollar amount in proportion to the proportionate share of the square footage of the Leased Premises taken compared to the original square footage of the Leased Premises. Upon completion of such restoration, the Base Rent from time to time payable under this Lease during the unexpired portion of the term shall be similarly adjusted permanently to reflect the square footage of the Leased

OFFICE LEASE AGREEMENT - Page - 19
----------------------

Premises not taken.

     (c) In the event of such taking or private purchase in lieu thereof, Tenant may seek a separate award for any loss of improvements made and paid for by Tenant, its personal property, and its moving expenses (so long as no such claim diminishes Landlord's claim or award), but all other claims of any nature shall belong to Landlord. In the event Tenant does not receive such a separate award, Landlord shall be entitled to receive any and all sums awarded for the taking.

     (d) Notwithstanding anything herein to the contrary, if the holder (for purposes of this Paragraph 17(d) and Paragraph 18(d) below, "holder" shall not
                 ---------------     ---------------
include any holder who or which is not an unrelated third party pursuant to an arms-length loan transaction) of any indebtedness secured by a mortgage or deed of trust covering the Building and/or Project requires that the condemnation proceeds be applied to such indebtedness and the proceeds are so applied, unless Landlord, in its sole discretion shall elect to provide the necessary funds for restoration, then either Tenant or Landlord shall have the right to terminate this Lease by delivering written notice of termination to the other within fifteen (15) days after such requirement is imposed. All rights and obligations under this Lease shall then cease. If Landlord does not receive condemnation proceeds sufficient for restoration (such as when its mortgagee does not allow the proceeds to be used for such purposes) and if restoration is economically reasonably feasible, Tenant will have the option of supplementing available proceeds to allow restoration, and Tenant's actual costs will be reimbursed through a monthly prorata credit against Base Rent after all monthly Operating Costs and sums due on or under Landlord's mortgage have been paid in full.

18.  FIRE AND CASUALTY:

     (a) If the Building should be damaged or destroyed by fire, tornado, or other casualty, Tenant shall give immediate verbal and written notice thereof to Landlord.

     (b) If the Building should be totally destroyed by fire, tornado, or other casualty, or if it should be so damaged thereby that rebuilding or repairs cannot reasonably be completed within one hundred eighty (180) days after the date on which Landlord is notified by Tenant of such damage at the option of either Landlord or Tenant, this Lease shall terminate, and the Rent shall be abated during the unexpired portion of this Lease effective upon the date of occurrence of such damage.

     (c) If the Building should be damaged by any peril that will be wholly compensated (subject to deductibles) by the insurance maintained by Landlord or if Landlord, in its sole discretion, so chooses notwithstanding a deficiency in such proceeds, and if rebuilding or repairs can reasonably be completed within one hundred eighty (180) days after the date on which Landlord is notified by Tenant of such damage, this Lease shall not terminate, and Landlord shall then proceed with reasonable diligence to rebuild and repair the Building to substantially the same condition in which it existed prior to such damage. Landlord shall not be required, however, to rebuild, repair or replace Tenant's furniture, fixtures, Alterations, inventory or other personal property. If the Leased Premises are untenantable in whole or in part during restoration, the Base Rent payable hereunder

OFFICE LEASE AGREEMENT - Page - 20
----------------------
during the period in which they are untenantable shall be reduced by a dollar amount in proportion to the proportionate share of the square footage of the Leased Premises damaged to the original square footage of the Leased Premises. If Landlord should fail to complete such repairs and rebuilding within one hundred eighty (180) days after the date on which Landlord is notified by
Tenant of such damage, Tenant may terminate this Lease by delivering written notice of termination to Landlord. Such termination shall be Tenant's exclusive remedy and all rights and obligations of the parties under the Lease shall then cease. Notwithstanding the foregoing provisions of this Paragraph 18(c), Tenant
                                                        ---------------
agrees that if the Leased Premises, the Building and/or Project are damaged by fire or other casualty caused by the fault or negligence of Tenant or Tenant's Representatives, Tenant shall have no option to terminate this Lease even if the damage cannot be repaired within one hundred eighty (180) days, and the Rent shall not be abated or reduced before or during the repair period, except to the extent of the amount of business or rent interruption insurance proceeds actually received by Landlord.

     (d) Notwithstanding anything herein to the contrary, if the holder (as qualified in Paragraph 17(d) above) of any indebtedness secured by a mortgage or
             ---------------
deed of trust covering the Building and/or Project requires that the insurance proceeds be applied to such indebtedness and the proceeds are so applied, unless Landlord, in its sole discretion shall elect to provide the necessary funds for restoration, then either Tenant or Landlord shall have the right to terminate this Lease by delivering written notice of termination to the other within fifteen (15) days after such requirement is imposed. All rights and obligations under this Lease shall then cease. If Landlord does not receive insurance proceeds sufficient for restoration (such as when its mortgagee does not allow the proceeds to be used for such purposes) and if restoration is economically reasonably feasible, Tenant shall have the option of supplementing available proceeds to allow restoration, and Tenant's actual costs will be reimbursed through a monthly prorata credit against Base Rent after all monthly Operating Costs and sums due on or under Landlord's mortgage have been paid in full.

19.  LANDLORD'S INSURANCE OBLIGATION:

     (a) Landlord shall, as Operating Costs, procure and maintain in full force and effect at all times during the Term of this Lease (i) a policy or policies of business or rental interruption insurance, (ii) a policy or policies of general liability insurance insuring Landlord and naming Tenant as an additional insured and providing coverage of not less than $2,000,000 per occurrence combined single limit for bodily injury and for personal injury liability, and
(iii) a policy or policies of standard "All Risk" insurance of full replacement cost, covering fire and extended coverage, vandalism and mischief, sprinkler leakage and other perils including, flood, windstorm, sinkholes, demolition, increased cost of construction of building laws coverage, insuring for the full replacement value thereof, the Building and the Project, including worker's compensation insurance coverage for all persons to be employed in construction of the Work and any other work performed by Landlord, including all contractors and subcontractors. Landlord shall provide Tenant with a certificate evidencing such insurance. Tenant shall pay the insurance premiums attributable to the policies required to be obtained above (the "Insurance Premiums") as an
                                             ------------------
Operating Cost.

OFFICE LEASE AGREEMENT - Page - 21
----------------------

     (b) Such policies will not insure any personal property (including, but not limited to any furniture, equipment, goods, or supplies) of Tenant or which Tenant may have in the Leased Premises or any fixtures installed by or paid for by Tenant upon or within the Leased Premises or any Alterations or other improvements which Tenant may construct or install on the Leased Premises (other than the Work after the Commencement Date), or any signs identifying Tenant's business located on the exterior of the Building, insurance for all of which shall be Tenant's responsibility.

20. WAIVER OF SUBROGATION: To the extent that Landlord or Tenant receives casualty insurance proceeds and to the extent of such proceeds actually paid, such recipient hereby waives and releases any and all rights, claims, demands and causes of action such recipient may have against the other on account of any loss or damage occasioned to such recipient or its businesses, real and personal properties, the Leased Premises, the Building, the Project, or its contents, arising from any risk or peril covered by any insurance policy carried by either party and for which such proceeds are actually received and Landlord and Tenant hereby waive any right of subrogation which might otherwise exist in, or accrue to, any person on account thereof. Inasmuch as the above mutual waivers will preclude the assignment of any such claim by way of subrogation (or otherwise) to an insurance company (or any other person), each party hereto agrees immediately to give to its respective insurance companies written notice of the terms of such mutual waivers and to have their respective insurance policies properly endorsed, if necessary, to prevent the invalidation of such insurance coverages by reason of such waivers. If such waivers shall invalidate such coverages, then the mutual waivers of this Paragraph 20 shall be void. This
                                           ------------
provision shall be cumulative of Paragraph 21 below.
                                 ------------

21. HOLD HARMLESS: Landlord shall not be liable to Tenant, Tenant's Representatives, or any other person for any injury to person or damage to property on or about the Leased Premises or the Project caused by the negligence or misconduct of Tenant, Tenant's Representatives, or any other persons, other than Landlord or Landlord's Representatives, entering upon the Leased Premises or the Project OR ARISING FROM AN OCCURRENCE FOR WHICH LANDLORD IS BY LAW STRICTLY LIABLE unless Landlord or Landlord's Representatives are also liable
                ------
because of their negligence or misconduct. Tenant agrees to indemnify and hold Landlord and Landlord's employees, officers, directors, partners, agents, invitees, guests, patrons, licensees, contractors, representatives, trespassers, and others for whom Landlord is legally responsible (collectively, "Landlord's
                                                                    ----------
Representatives") harmless from any and all loss, attorney's fees, expenses, or
---------------
claims arising out of any such damage, loss or injury. Tenant shall not be liable to Landlord or Landlord's Representatives or any other person for any injury to person or damage to property on or about the Leased Premises or the Project caused by the negligence or misconduct of Landlord, Landlord's Representatives, or any other persons other than Tenant or Tenant's Representatives, entering upon the Leased Premises or the Project OR ARISING FROM AN OCCURRENCE FOR WHICH TENANT IS BY LAW STRICTLY LIABLE unless Tenant or
                                                              ------
Tenant's Representatives are also liable because of their negligence or misconduct. Landlord agrees to indemnify and hold Tenant and Tenant's Representatives harmless from any and all loss, attorney's fees, expenses, or claims arising out of any such damage, loss or injury.

OFFICE LEASE AGREEMENT - Page - 22
----------------------

22. QUIET ENJOYMENT: Landlord certifies that it has full right to execute and to perform this Lease and to grant the estate demised herein and that Tenant, upon payment of the required Rent and performance of the covenants and agreements contained in this Lease, shall peaceably and quietly have, hold, and enjoy the Leased Premises and the Common Areas during the full term of this Lease, including any extensions or renewals thereof without hindrance or interference from Landlord or any party, claiming through or under Landlord.

23. LANDLORD'S RIGHT OF ENTRY: Landlord shall have the right to enter the Leased Premises during the hours of 8:00 a.m. to 5:00 p.m., or at any time in an emergency situation for the following reasons: inspection, cleaning or making repairs, making such alterations or additions as Landlord may deem necessary or desirable; installation of utility lines servicing the Leased Premises; determining Tenant's use of the Leased Premises; and determining if any event of default under this Lease has occurred, Landlord shall give twenty-four (24) hours written notice to Tenant prior to such entry, except in cases of emergency or when Landlord has reason to believe that an event of default has occurred, in which cases Landlord may enter the Leased Premises at any time and without prior notice. During the period that is six (6) months prior to the end of the Lease term, Landlord and Landlord's agents and representatives shall have the right to enter the Leased Premises at any reasonable time during the business hours stipulated above, upon prior written notice to Tenant, for the purpose of showing the Leased Premises (provided that Landlord shall, in all such cases, be accompanied by an authorized employee or representative of Tenant).

24. ASSIGNMENT OF LANDLORD'S INTEREST IN LEASE: Landlord shall have the right to transfer and assign, in whole or in part, its rights and obligations with respect to the Project, the Leased Premises, and this Lease, including Tenant's Security Deposit. Upon and after such transfer, Landlord shall be released from any further obligation under this Lease and Tenant agrees to look solely to Landlord's successor for the performance of such obligations, provided that such transferee or assignee shall agree in writing to be bound by the terms, covenants, conditions and agreements herein contained and which accrue after the effective date of such assignment and such transferee or assignee shall expressly assume and agree to perform the covenants, conditions and agreements of Landlord set forth in this Lease which accrue after the effective date of such assignment.

25. LANDLORD'S LIEN: In addition to any statutory lien for Rent in Landlord's favor, Landlord shall have, and Tenant hereby grants to Landlord, a continuing security interest for all Rent and other sums of money becoming due under this Lease from Tenant upon all goods, wares, general office equipment (but not any equipment used by Tenant in research, development, or production of its computer related telecommunication products), fixtures, furniture, inventory, accounts, and other personal property of Tenant situated on or arising from the Leased Premises, provided that such security interest shall be subordinate to any security interest granted by Tenant in such property under an arms-length third party loan transaction of which Tenant has given Landlord written notice accompanied by a reasonably detailed description of the terms thereof. Such property shall not be removed without the consent of Landlord which consent may be withheld by Landlord until all of Tenant's duties and obligations have been performed in full. In the event of a default under this

OFFICE LEASE AGREEMENT - Page - 23
----------------------

Lease, Landlord shall have, in addition to any other remedies provided in this Lease or by law, all rights and remedies under the Texas Uniform Commercial Code, including without limitation the right to sell the property described in this Paragraph at public or private sale upon five (5) days notice to Tenant. Tenant hereby agrees to execute such financing statements and other instruments necessary or desirable in Landlord's discretion to perfect the security interest hereby created, and Landlord may, at any time, file this Lease as a financing statement or may file a financing statement without Tenant's execution so long as complying with all requirements at law.

26. DEFAULT BY TENANT: The following shall be events of default by Tenant under this Lease:

     (a) Tenant's failure to pay, within five (5) days after written notice that it is due, any installment of Rent or other payment required pursuant to this Lease; provided that after the third such notice during any twelve-month period, no further such written notice shall be required to establish the event of default;

     (b) Tenant's failure to comply with any term, provision or covenant of this Lease, other than the defaults listed in the other subparagraphs of this Paragraph 26, and the failure is not cured within ten (10) days after written
------------
notice thereof to Tenant, except that this ten (10) day period shall be extended for a reasonable period of time if such alleged default is not reasonably capable of being cured within said ten (10) day period so long as Tenant commences the cure and diligently pursues same during the ten (10) day period;

     (c) Tenant's filing of a petition or adjudication as a debtor or bankrupt insolvent under the Bankruptcy Code or any similar law or statute of the United States or any state (unless in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days);

     (d) The appointment of a trustee or receiver of the property of Tenant, or the attachment, execution or other judicial seizure of Tenant's property, that is not discharged within thirty (30) days, or Tenant's general assignment for the benefit of creditors, or any transfer of assets by Tenant in fraud of creditors;

     (e) Tenant doing or permitting to be done any act which results in a lien being filed against the Leased Premises and the same is not removed within sixty
(60) days after Landlord's notice thereof to Tenant.

27. REMEDIES FOR TENANT'S DEFAULT: Upon the occurrence of any event of default, Landlord shall have the option to pursue any one or more of the following remedies without any prior notice or demand:

     (a) Landlord may terminate this Lease, in which event Tenant shall immediately surrender the Leased Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have, enter upon and take possession of the Leased

OFFICE LEASE AGREEMENT - Page - 24
----------------------

Premises, and expel or remove Tenant and any other person who may be occupying all or any part of the Leased Premises. Landlord shall not be liable for prosecution or any claim for damages as a result of such actions except for damages caused by the gross negligence or wilful misconduct of Landlord or Landlord's Representatives. Tenant agrees to pay on demand the amount of all losses, costs, expenses, deficiencies, and damages, including, without limitation, reasonable reconfiguration expenses, rental concessions and other inducements to new tenants, advertising expenses and broker's commissions, which Landlord may incur or suffer by reason of Tenant's default or the termination of this Lease under this subparagraph, whether through inability to rent the Leased Premises on commercially reasonable terms or otherwise. Tenant acknowledges that its obligation to pay Base Rent and all Additional Rent hereunder is not only compensation for use of the Leased Premises but also compensation for sums already expended and/or being expended by Landlord with respect to its obligations hereunder and with respect to the Leased Premises, and Tenant acknowledges that Tenant's default in timely payment of all sums due hereunder shall constitute significant financial loss to Landlord. In such event, in addition to Landlord's other remedies hereunder, Landlord shall be entitled to accelerate all Base Rental remaining unpaid hereunder, the entirety of which shall at the option of Landlord be immediately due and payable to the extent allowed by law.

     (b) Without termination of this Lease, Landlord may enter upon and take possession of the Leased Premises and expel or remove Tenant and any other person who may be occupying all or any part of the Leased Premises (without being liable for prosecution or any claim for damages therefor except for damages caused by the gross negligence or wilful misconduct of Landlord's Representatives) and relet the Leased Premises on behalf of Tenant and receive directly the rent from the reletting. Tenant agrees to pay Landlord on demand any deficiency that may arise by reason of any reletting of the Leased Premises and to reimburse Landlord on demand for any losses, cost and expenses, including without limitation, reconfiguration expenses, rental concessions and other inducements to new tenants, advertising costs or broker's commissions, which Landlord may incur or suffer as a result of Tenant's default or in reletting the Leased Premises. In the event Landlord is successful in reletting the Leased Premises at a rental in excess of that agreed to be paid by Tenant pursuant to this Lease, Tenant agrees that Tenant shall not be entitled, under any circumstances, to such excess rental, and Tenant does hereby specifically waive any claim to such excess rental.

     (c) Without terminating this Lease, Landlord may enter upon the Leased Premises (without being liable for prosecution or any claim for damages therefor except for damages caused by the gross negligence or wilful misconduct of Landlord or Landlord's Representatives) and do whatever Tenant is obligated to do under the terms of this Lease. Tenant agrees to reimburse Landlord on demand for any losses, reasonable costs and expenses which Landlord may reasonably incur in effecting compliance with Tenant's obligations under this Lease. Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from effecting compliance with Tenant's obligations under this subparagraph, unless caused by the gross negligence or wilful misconduct of Landlord or Landlord's Representatives.

OFFICE LEASE AGREEMENT - Page - 25
----------------------

     (d) With respect to Landlord's entry upon the Leased Premises under the provisions of subparagraphs (a), (b), and (c) above, no restriction of, or obligation imposed upon Landlord by, Texas Property Code Section 93.002(f) shall apply, such Section being superseded hereby.

     (e)  Landlord may pursue any remedy provided at law or in equity.

     (f) Except as otherwise provided by law, Landlord shall have no duty to relet the Premises, and the failure of Landlord to do so shall not release or affect Tenant's liability for Rent and other charges due hereunder or for damages.

     (g) No re-entry or reletting of the Premises or any filing or service of an unlawful detainer action or similar action shall be construed as an election by Landlord to terminate this Lease unless a written notice of such intention is given by Landlord to Tenant. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease and Tenant's right to possession hereunder.

28. TERMINATION OF OPTIONS: All options and special rights granted by Landlord in this Lease to use of the roof, to signage, to extend the Term, to expand into adjoining properties, or to acquire any other interest in the Leased Premises, the Building, or the Project are independent of the leasehold estate hereby granted to Tenant by Landlord. Landlord and Tenant agree and acknowledge that the negotiated consideration for any such options or special rights is Tenant's entry into this Lease and that no portion of any sums due and payable by Tenant to Landlord hereunder is attributable thereto. In addition to, and not in lieu of, the above remedies of Landlord for Tenant's default, any and all such options or special rights shall be automatically terminated upon the occurrence of the following events:

     (a) Tenant shall have failed to pay when due any installment of Rent or other sums payable under this Lease for any three (3) consecutive months during the Lease term or any renewal or extension thereof, or for any ten (10) months during the Lease term or any renewal or extension thereof, whether or not said defaults are cured by Tenant; or

     (b) Tenant shall have received two (2) or more notices of default under Paragraph 26 within any one calendar year with respect to any other covenant of
------------
this Lease, whether or not such default(s) is/are cured; or

     (c) Tenant shall have committed or suffered to exist any other event of default described under Paragraph 26 above which is not cured within the time
                        ------------
period allowed herein for cure.

29. WAIVER OF DEFAULT OR REMEDY: Failure of Landlord to declare a default immediately upon its occurrence, or delay in taking any action in connection with an event of default, shall not be a waiver of the default. Landlord shall have the right to declare the default at any time and take such action as its lawful or authorized under this Lease. Pursuit of any one or more of the remedies set forth in Paragraphs 27 or 28 above shall not preclude pursuit of
                      -------------------
any one

OFFICE LEASE AGREEMENT - Page - 26
----------------------
or more of the other remedies provided therein or elsewhere in this Lease or as provided by law, nor shall pursuit of any remedy be a forfeiture or waiver of any Rent or damages accruing to Landlord by reason of the violation of any of the terms of this Lease. Failure by Landlord to enforce one or more of its remedies upon an event of default shall not be construed as a waiver of the default or of any other violation or breach of any of the terms contained in this Lease.

30. CHOICE OF LAW; VENUE; ATTORNEY'S FEES: It is specifically stipulated that this Lease shall be interpreted and construed according to the laws of the State in which the Leased Premises are located, and any suit brought on this Lease shall be maintained in the county in which the Leased Premises are located. Further, the prevailing party in any such litigation between the parties shall be entitled to recover, as a part of its judgment, reasonable attorney's fees and costs and expenses incurred therein.

31. HOLDING OVER: Tenant will, at the termination of this Lease by lapse of time or otherwise, surrender immediate possession to Landlord. If Landlord agrees in writing that Tenant may hold over after the expiration or termination of this Lease and if the parties do not otherwise agree, the hold over tenancy shall be subject to termination by Landlord at any time upon not less than fifteen (15) days advance written notice, or by Tenant at any time upon not less than fifteen
(15) days advance written notice. Further, all of the terms and provisions of this Lease shall be applicable during the hold over period, except that Tenant shall pay Landlord from time to time upon demand, as Base Rent for the period of any hold over, an amount equal to one and one-half times (1-1/2) the Base Rent in effect on the date of termination, computed on a daily basis for each day of the hold over period, plus all Additional Rent and other sums due hereunder. If Tenant shall fail immediately to surrender possession of the Leased Premises to Landlord upon termination of this Lease, by lapse of time or otherwise, and Landlord has not agreed to such continued possession, as above provided, then, until Landlord can dispossess Tenant under the terms hereof or otherwise, Tenant shall pay Landlord from time to time upon demand, as Base Rent for the period of any such hold over, an amount equal to twice the Base Rent in effect on the date of termination, computed on a daily basis for each day of the hold over period, plus all additional Rent and other sums due hereunder. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly agreed by the parties. The preceding provisions of this Paragraph shall not be construed as Landlord's consent for Tenant to hold over.

32. RIGHTS OF MORTGAGEE: Landlord represents that Landlord is the current fee simple owner of the Project, and Tenant accepts this Lease subject and subordinate to the liens, interests, mortgages and/or deeds of trust set forth on Exhibit "C-1" attached hereto (the "Existing Mortgages") copies of which have
   -------------                       ------------------
been provided to Tenant prior to the date hereof. Tenant agrees contemporaneously to provide to the holder of any Existing Mortgage, whose name and address are set forth on Exhibit "C-1" and to any future holder of a
                             -------------
mortgagee or deed of trust whose name and address have been provided to Tenant (each a "Mortgagee"), a copy of each notice to Landlord which alleges any act,
         ---------
omission, or condition that might constitute a default by Landlord hereunder or otherwise give rise to any Tenant remedy hereunder or at law, and Mortgagee, in its sole discretion, shall have all rights of Landlord hereunder to cure any such default. Landlord reserves the right to

OFFICE LEASE AGREEMENT - Page - 27
----------------------
subject and subordinate this Lease at all times to the lien of any other deeds of trust, vendor's liens, or mortgages now or hereafter affecting Landlord's interest in the Project (any one of which shall be referred to herein as the "Deed of Trust"); provided, however, that so long as Tenant is not in default of
 -------------
its obligations beyond the applicable notice and grace periods provided herein
(i) no default by Landlord under any such Deed of Trust shall affect Tenant's rights under this Lease; (ii) Tenant will not be named by the holder or Landlord as a party in any foreclosure or other proceeding with respect to such Deed of Trust unless required by law; (iii) the holder of any such Deed of Trust agrees that the insurance proceeds resulting from any fire or other casualty or from any taking by eminent domain will be available for restoration of the Building and Project under terms and conditions acceptable to the holder; (iv) the holder of the Deed of Trust shall recognize the Lease and any amendments allowed under the Deed of Trust or otherwise approved by the Mortgagee in writing in advance of execution and be bound thereto; and (v) the holder of any such Deed of Trust will execute with Tenant and Landlord a Subordination, Non-Disturbance and Attornment Agreement in the form required by such holder and reasonably Acceptable to Tenant. Attached hereto as Exhibit "C" is the form of such
                                         -----------
agreement that the current Mortgagee has agreed to sign with Landlord and Tenant, subject to such Mortgagee's review of this Lease. If Tenant has not received such agreement signed by the Lender, Landlord and Guarantor to be named therein within thirty (30) days after the full execution hereof, Tenant may terminate this Lease by written notice to Landlord within the following five (5) days and receive the return of the Security Deposit and Base Rent deposit, and neither party shall have any further liability hereunder, failing in which timely termination such right shall automatically end.

33. ESTOPPEL CERTIFICATES: If requested by Landlord, Tenant agrees to furnish on the Commencement Date and from time to time within ten (10) days of request by Landlord or Landlord's mortgagee, a statement certifying that, if the same be true and if not true qualifying the statement to make it true, the Tenant is in possession of the Leased Premises; the Leased Premises are acceptable; this Lease is in full force and effect; this Lease is unmodified; Tenant claims no present charge, lien, or claim of offset against Rent; the Rent is paid for the current month but is not paid and will not be paid for more than one month in advance (except estimated Additional Rent under Paragraph 6); there is no
                                                -----------
existing default under this Lease; and such other matters as may be reasonably required by Landlord or Landlord's mortgagee.

34. SUCCESSORS: This Lease shall be binding upon and inure to the benefit of Landlord and Tenant and their respective heirs, personal representatives, successors and assigns.

35. REAL ESTATE COMMISSION: Landlord and Tenant each represents and warrants that except for Landlord's agent, Jean Farris of Jones Lang LaSalle, and Tenant's Agent, Bruce Worth of McCaslin Commercial, Corporate Real Estate Services, with whom Landlord has entered into a separate written agreement, it has dealt with no other broker, agent, or other person in connection with this transaction, and that no other broker, agent, or other person brought about this transaction. Landlord and Tenant each agree to indemnify and hold the other harmless from and against any claims by any broker, agent, or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord respectively with regard to this transaction. The provisions of this Paragraph shall survive the termination of this Lease.

OFFICE LEASE AGREEMENT - Page - 28
----------------------

36. DEFAULT BY LANDLORD: If Landlord fails to observe or perform any covenants or agreements required to be performed by Landlord hereunder, and if such failure shall have continued uncured or unabated for a period of thirty (30) days following written notice to Landlord, Landlord shall not be in default, and Tenant shall have no right to any remedy at law or in equity, unless the act, omission, or condition allegedly giving rise to such default shall have continued uncured or unabated for a period of thirty (30) days following written notice to Landlord (with a copy to Mortgagee as provided in Paragraph 32 above)
                                                            ------------
or, if such cure or abatement cannot be accomplished within said 30-day period, then, so long as Landlord or Mortgagee has commenced such cure or abatement within such 30-day period and diligently pursues same, such period shall be extended a reasonable time to allow completion of the cure or abatement.

37. MECHANIC'S LIENS: Tenant shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord in the Leased Premises or the Project or to charge the Rent payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs. Each such claim shall affect, and each such lien shall attach to, if at all, only the leasehold interest granted to Tenant by this Lease. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Leased Premises on which any lien is or can be validly and legally asserted against its leasehold interest in the Leased Premises or the improvements thereon. Tenant further agrees to save and hold Landlord harmless from any and all loss, cost, or expense based on or arising out of claims or liens asserted by parties by virtue of their dealings with Tenant and encumbering the leasehold estate or the right, title and interest of the Landlord in the Leased Premises or the Project. Under no circumstances shall Tenant be or hold itself out to be the agent or representative of Landlord with respect to any Alterations of the Leased Premises whether or not consented to or approved by Landlord hereunder.

38. HAZARDOUS MATERIALS:

          (a) Attached hereto as Schedule A is a compilation of materials that
                                 ----------
culminate in the recorded Voluntary Cleanup Program Final Certificate of Completion with respect to the land of the Project certifying, among other things, that response actions achieved response action levels acceptable for Non-Residential land use. Tenant acknowledges its review and understanding of such materials.

          (b) Landlord certifies to Tenant that to Landlord's current actual knowledge, no handling, transportation, storage, treatment or usage of hazardous or toxic substances (as defined by any applicable government authority) or petroleum or petroleum products (hereinafter being referred to as "Hazardous
                                                                   ---------
Materials") currently exists or has existed with respect to the Project,
---------
including the Premises, that is not currently in compliance with all Applicable Laws. Landlord further certifies to Tenant that Landlord has no current actual knowledge of any current or past leak, spill, discharge, emission or disposal of Hazardous Materials occurring on the Project that is now in violation of Applicable Laws and that Landlord has no current actual knowledge that the soil, groundwater, and

OFFICE LEASE AGREEMENT - Page - 29
----------------------
soil vapor on or under the Project is not in compliance with Applicable Laws. Landlord certifies to Tenant that to Landlord's current actual knowledge no underground storage tank or asbestos-containing materials exist in, on or under the Project. Landlord certifies to Tenant that to Landlord's current actual knowledge no part of the remediation system addressing the contamination on the property located adjacent to and west of the Project is located in, on or under the Project. If Landlord is given the opportunity to conduct the defense, Landlord agrees to indemnify, defend and hold Tenant and its officers, partners, directors, shareholders, employees and agents harmless from any claims, judgments, damages, fines, penalties, costs (including reasonable attorney, consultant and expert fees), liabilities (including sums necessarily and properly paid in settlement of claims) or loss which arise during or after the Term or any extension thereof, in connection with the presence of Hazardous Materials in, or migrating from, the soil, groundwater, or soil vapor on or under the Project, unless, but only to the extent, such Hazardous Materials were, are, or come to be present as the result of the acts of Tenant or Tenant's Representatives. Without limiting the generality of the foregoing, this indemnification (i) shall survive the expiration of this Lease for four (4) years, (ii) does not cover costs incurred in connection with any investigation of site conditions that are not conducted in response to written governmental allegations or order or bona fide, substantiated, written third party claims,
(iii) does cover costs incurred in connection with any investigation of site conditions that are conducted in response to written governmental allegations or orders or bona fide, substantiated, written third party claims, and (iv) does cover cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of the presence or suspected presence of Hazardous Materials in the soil, groundwater or soil vapor on or under the Project, unless, but only to the extent, the Hazardous Materials are present as the result of the acts of Tenant or Tenant's Representatives. Without limiting the generality of or the qualifications on the foregoing, this indemnification shall also specifically cover costs in connection with:

          (i) Hazardous Materials present in the soil, ground water or soil vapor on or under the Project unless caused by Tenant or Tenant's Representatives; or

          (ii) Hazardous Materials that migrate, flow, percolate, diffuse or in any way move onto or under the Project unless caused by Tenant or Tenant's Representatives; or

          (iii) Hazardous Materials present on or under the Premises as a result of any discharge, dumping, spilling (accidental or otherwise) onto the Project by any person or entity other than Tenant or Tenant's Representatives.

Such indemnity shall exclude all claims arising from or related to the release of or exposure to Hazardous Materials which were caused, directly and indirectly, by Tenant or Tenant's Representatives or the use of the Project by Tenant or Tenant's Representatives.

     (c) If, during the Term of this Lease, any governmental authority requires the investigation, remediation and/or monitoring of Hazardous Materials at the Premises or the Project and such investigation, remediation and/or monitoring materially adversely affects Tenant's business

OFFICE LEASE AGREEMENT - Page - 30
----------------------
operations or poses a bona fide safety threat to Tenant's employees or customers, then Tenant shall be entitled to an equitable abatement of Rent from the date such interference or safety hazard occurs to the date such interference and safety hazard is no longer present. Notwithstanding anything herein to the contrary, nothing in this Lease shall be construed to obligate Tenant to remediate any Hazardous Materials located in, on, or under the Premises or the Project, unless the acts of Tenant or Tenant's Representatives cause the presence of such Hazardous Materials. If required by law, Landlord shall remove, or cause to be removed, at its sole cost and expense and in Landlord's name, any Hazardous Materials from the Premises or the Project unless such Hazardous Materials are present because of Tenant or Tenant's Representatives in which case Tenant, at its sole cost and expense and in Tenant's name, shall remove same.

     (d) Tenant hereby agrees that (i) no activity will be conducted on the Project that will produce any Hazardous Materials in violation of Applicable Laws; (ii) the Project will not be used in any manner not in compliance with local, state and federal laws for the storage of any Hazardous Materials; (iii) no portion of the Project will be used as a landfill or a dump; (iv) Tenant will not install any underground tanks of any type; (v) Tenant will not allow any surface or subsurface conditions to exist or come into existence that constitute, or with the passage of time may constitute, a public or private nuisance; and (vi) Tenant will not permit any Hazardous Materials to be brought onto the Project that are not stored and used in compliance with all local, state and federal laws regarding same. Landlord shall have the right but not the obligation to enter the Project after providing reasonable notice (except in the event of emergency when no notice shall be required) for the purpose of ensuring compliance with all Applicable Laws.

     (e) For purposes of this Paragraph 38, the Project shall not include any
                              ------------
soil beneath the surface of the land, any groundwater, any subsurface structure, object, fixture or device, other than utility lines which are necessary for the use of the Premises by Tenant, any underground storage tanks or associated piping, any buried drums or other containers, or abandoned septic or sewer lines.

39. ENTIRE AGREEMENT AND LIMITATION OF WARRANTIES: It is expressly agreed by Tenant, as a material consideration for the execution of this Lease, that this Lease and all Exhibits, Schedules and other attachments to this Lease constitute the entire agreement of the parties and that there are and were no verbal representations, warranties, understandings, stipulations, agreements, or promises pertaining to this Lease not incorporated in this Lease. Except as otherwise expressly provided herein, Tenant expressly agrees that there are and shall be no implied warranties of merchantability, fitness, habitability, or of any other kind. It is likewise agreed that this Lease may not be altered, waived, amended, or extended except by an instrument in writing signed by both Landlord and Tenant. Not in limitation upon the foregoing, Landlord agrees that to the extent assignable, all warranties, if any shall exist, from contractors or suppliers with respect to the improvements to the Leased Premises hereunder are hereby partially assigned to Tenant to the extent necessary to avail Tenant of the benefits thereof with respect to its obligations herein and the leasehold estate and property located at the Leased Premises.

OFFICE LEASE AGREEMENT - Page - 31
----------------------

40. FINANCIAL STATEMENTS: From time to time Landlord may need to obtain financing or renew financing on the Project, or perform calculations for various reasons regarding the value of the Project. Tenant hereby agrees to provide to Landlord the most recently published and publicly available financial statements on its business when requested, but not more than once annually.

41.  FORCE MAJEURE:

     (a) Landlord shall not be required to perform any covenant or obligation of this Lease or be liable in damages to Tenant for that time period during which the performance or non-performance of the covenant or obligation is delayed, caused by, or prevented by Tenant or Tenant's Representatives or by an act of God or force majeure.

     (b) Except with respect to the payment of Rent or any other sum due hereunder for which Tenant does not have an offset or abatement right under the terms of this Lease, Tenant shall not be required to perform any covenant or obligation of this Lease or be liable in damages to Landlord for that time period during which the performance or non-performance of the covenant or obligation is delayed, caused by, or prevented by Landlord or Landlord's Representatives or by an act of God or force majeure.

     (c) An "act of God" or "force majeure" is defined for purposes of this Lease as strikes, lockouts, sit-downs, material or labor restrictions by any governmental authority, riots, floods, washouts, explosions, earthquakes, fire, storms, acts of the public enemy, wars, insurrections and any other similar cause not caused by or reasonably within the control of the obligated party and which by the exercise of due diligence such party is unable, wholly or in part, to prevent or overcome.

42.  ROOF AND OTHER AREAS:

     (a) Subject to Paragraph 28 above, and subject to Tenant's compliance with
                    ------------
all of the planning, construction, and other requirements of Paragraph 16 above,
                                                             ------------
Tenant shall have the right to erect and maintain communication devices and equipment, including, without limitation, antenna and a satellite dish and other similar equipment Tenant shall deem necessary or desirable, on the roof of the Building and shall have the right to run wires and cables for such equipment into the Premises. Tenant shall maintain the area where the roof penetrations are made while Tenant's equipment is present and Tenant shall repair any damage to the roof caused by the equipment or roof penetrations, including repairs upon the removal of any such equipment. Any penetrations to the roof must be made either by Landlord or, at Tenant's option, by a contractor approved by Landlord which approval shall not be capriciously withheld or unreasonably delayed. No additional rental or assessments shall be charged by Landlord to Tenant for use of the roof area. Tenant's right to use the roof is to inure to the benefit of Tenant only and is not transferable or assignable to any other entity or for any purpose other than that stated above.

OFFICE LEASE AGREEMENT - Page - 32
----------------------

     (b) Landlord agrees that Tenant shall have access to and be allowed the use of a dock high loading area (the "Dock Area") acceptable to Tenant to be located
                                  ---------
at the rear of the Building at the location provided in the Working Drawings or, if not so provided, then at a location mutually agreeable to both by Landlord and Tenant.

     (c) Tenant shall be allowed to install, operate and maintain and use, when necessary, an emergency standby generator (the "Generator") for the exclusive
                                                ---------
use of the Premises to be located at the location provided in the Working Drawings or, if not so provided, then at a location approved by Landlord (which approval shall not be unreasonably withheld or delayed).

     (d) Landlord shall allow Tenant to operate, use and maintain for Tenant's exclusive use within the Lease Premises an uninterrupted power source (UPS) room (the "UPS Area") to be located at the location provided in the Working Drawings
      --------
or, if not so provided, then at a location approved by Landlord, which approval shall not be unreasonably withheld or delayed, and acceptable to Tenant. The location and method of installation of all equipment shall be approved by Landlord.

43.  MISCELLANEOUS:

     (a) Words of any gender used in this Lease shall be held and construed to include any other gender; and words in the singular number shall be held to include the plural, unless the context otherwise requires.

     (b) Each party agrees to furnish to the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization and power of such party to enter into this Lease and the empowerment and authority of the individual signing below to bind his or her principal.

     (c) The captions inserted in this Lease are for convenience only and in no way define, limit, or otherwise describe the scope or intent of this Lease or any provision hereof, or in any way affect the interpretation of this Lease.

     (d) If any clause or provision of this Lease is illegal, invalid, or unenforceable under present or future laws effective during the term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby; and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid, or unenforceable there be added as a part of this Lease a clause as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid, and enforceable.

     (e) All references in this Lease to "the date hereof" or similar references shall be deemed to refer to the Execution Date, but if the blanks defining same are not completed, then the last date, in point of time, on which all parties hereto have executed this Lease.

OFFICE LEASE AGREEMENT - Page - 33
----------------------

     (f) Landlord does not in any way or for any purpose become a partner with Tenant in the conduct of its business or otherwise, nor a member of a joint venture with Tenant.

     (g) In the event that Tenant shall fail to perform any duty or obligation hereunder (other than maintenance, repair or replacement of the Leased Premises for which provision is made in Paragraph 7(f) above), whether maintenance of
                               --------------
insurance, or otherwise, then Landlord may, but shall in no event be obligated to, without notice of any kind, take such actions as Landlord deems necessary or appropriate to remedy such Tenant failure, and any sums expended by Landlord together with fair and just compensation for the time and effort of Landlord in such efforts shall be deemed additional Rent hereunder due and payable by Tenant on demand. In particular, but without limitation, since Tenant is responsible for all taxes levied or assessed against personal property or fixtures placed by Tenant in the Premises and/or Building, if any such taxes are levied or assessed against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of the Landlord's property is increased by inclusion of personal property or fixtures placed by Tenant in the Premises and/or Building, and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is responsible hereunder.

     (h) If Tenant shall fail to pay, when the same is due and payable, any Rent or any other sum due from Tenant hereunder, or if Landlord shall fail to pay, when the same is due and payable, any sum due from Landlord hereunder, such unpaid amount shall bear interest from the due date thereof to the date of remittance at the rate of the lesser of 18% per annum and the maximum rate allowed by law.

     (i) Tenant shall not record this Lease without the prior written consent of Landlord. However, upon the request of either party hereto, the other party shall join in the execution of a memorandum or so-called "short form" of this Lease for the purposes of recordation. If such recordation occurs, then Tenant agrees immediately, on demand, to execute a complete release thereof, in recordable form, upon rightful termination of this Lease for any reason, and if Tenant fails to do so within five (5) days of receipt of such demand, Landlord may execute same for Tenant as Tenant's agent for such limited purpose and, in any event, Tenant shall be liable for all damages, if any, suffered by Landlord resulting therefrom.

     (j) Time is of the essence in the performance of all the covenants, conditions, and agreements contained in this Lease.

     (k) Any duty, obligation, or debt and any right or remedy arising hereunder and not otherwise consummated and/or extinguished by the express terms hereof at or as of the time of termination of this Lease, whether at the end of the term hereof or otherwise, shall survive such termination as continuing duties, obligations, and debts of the obligated party to the other or continuing rights and remedies of the benefitted party against the other.

OFFICE LEASE AGREEMENT - Page - 34
----------------------

     (1) This Agreement may be executed in one or more counterparts, each of which counterpart shall for all purposes be deemed to be an original; but all such counterparts together shall constitute but one instrument.

     (m) Tenant and Tenant's Representatives will comply fully with all requirements of the Rules and Regulations of the Building and related facilities which are attached hereto as Exhibit "D", and made a part hereof as though fully
                             -----------
set forth herein. Tenant shall be responsible for the compliance with such Rules and Regulations by Tenant's Representatives. Landlord will not materially discriminate among tenants in enforcement of the Rules and Regulations.

     (n) Attached hereto are the following exhibits and one schedule to this Lease all of which are hereby incorporated herein by reference:

         Exhibit A   -      Legal Description
         Exhibit A-1 -      Site Plan (with depiction of the Premises
                            and Additional Space)
         Exhibit B   -      Tenant Finish Work/Work Letter
         Exhibit C   -      Current Mortgagee form SNDA
         Exhibit C-1 -      Existing Mortgages
         Exhibit D   -      Rules and Regulations
         Exhibit E   -      Landlord's Plans and Specifications
         Schedule A  -      Voluntary Cleanup Program documentation

44.  NOTICE:

     (a) All Rent and other payments required to be made by Tenant to Landlord shall be payable to Landlord at the address set forth below or any other address that Landlord may specify from time to time by written notice delivered to Tenant.

     (b) All payments, if any, required to be made by Landlord to Tenant shall be payable to Tenant at the address set forth below or at any other address that Tenant may specify from time to time by written notice delivered to Landlord.

     (c) Any notice or document required or permitted to be delivered by this Lease shall be deemed to be delivered (i) (whether or not actually received) three days after deposit in the United States Mail, postage prepaid, certified mail return receipt requested, (ii) upon hand-delivery as evidenced by written confirmation of receipt thereof, (iii) upon facsimile transmission as evidenced by confirmation receipt thereof and further confirmed by delivery by the methods described in (i) or (ii) above, addressed to the parties at the respective addresses and facsimile telephone numbers set forth below or such other addresses and facsimile telephone numbers as hereinafter specified by notice given in accordance with this paragraph.

OFFICE LEASE AGREEMENT - Page - 35
----------------------

          If to Landlord:            c/o Jackson-Shaw Company
                                     Attn: Property Manager
                                     4890 Alpha Road, Suite 100
                                     Dallas, Texas 75244
                                     Fax: 972/628-7444

          If to Tenant:              Efficient Networks, Inc.
          (after the Commencement    4849 Alpha Road, Suite 100
          Date)                      Dallas, Texas 75244
                                     Attention: Ms. Jill Manning
                                     Fax: 972/991-3887

          (Prior to the Commencement Efficient Networks, Inc.
          Date)                      4201 Spring Valley, Suite 1200
                                     Dallas, Texas 75244
                                     Attention: Ms. Jill Manning
                                     Fax: 972/991-3887

45. LANDLORD'S REPRESENTATIONS: Landlord certifies that (i) Landlord is the fee simple owner and record title holder of the Project, including, with limitation, the Premises, (ii) Landlord has not received any written notice, and does not have any current actual knowledge, of any eminent domain or similar proceeding which would affect the Premises subject to the last sentence of Exhibit "A"
                                                                -----------
hereto which describes a twenty-foot expansion of Alpha Road as reflected on the plat of the land of the Project, (iii) Landlord has the full right, power and authority to make this Lease subject to approval by its current Mortgagee, and
(iv) to Landlord's current actual knowledge, no restrictive covenant, easement, lease or other written agreement restricts, prohibits or otherwise affects Tenant's rights set forth in this Lease, including, without limitation, Tenant's parking rights, rights to signage, construction, permitted general office use or ingress and egress to and from the Premises.

46. TENANT FINANCING: Tenant shall have the absolute right from time to time during the Term hereof and without Landlord's further approval, written or otherwise, to grant and assign a mortgage or other security interest in Tenant's interest in this Lease and all of Tenant's Property (subject to the terms hereof) to Tenant's lenders in connection with Tenant's financing arrangements, provided such Tenant Financing is subordinate to the interest of Landlord and its current and future lenders in the Project and Tenant's leasehold interest therein subject to the limitations of this Lease. Landlord agrees to execute such confirmation, certificates and other documents (except amendments to this Lease unless Landlord hereafter consents) as Tenant's lenders may reasonably request in connection with any such financing, all at Tenant's sole expense.

47. TENANT'S CONDUCT: Nothing in this Lease shall be construed as an obligation for Tenant to operate its business in the Premises. Tenant shall have the right to remove Tenant's Property and cease operations in the Premises at any time and at Tenant's sole discretion. Tenant's

OFFICE LEASE AGREEMENT - Page - 36
----------------------
right to cease to operate its business shall not affect Tenant's obligation to pay all amounts due hereunder and to perform all covenants and obligations hereunder.

48. PARKING: Landlord has made provision for 534 parking spaces on the Project. Tenant has required the Dock Area and space for the Generator which will displace thirteen (13) parking spaces. The resulting parking spaces are herein referenced to as the "Parking Spaces". Landlord shall provide for Tenant's exclusive use, at no cost to Tenant or Tenant's employees or invitees, all of the Parking Spaces to be located at the Project. One hundred (100) spaces of the Parking Spaces shall be covered, carport spaces. Landlord shall not (i) alter or change the Parking Spaces or access thereto, or (ii) materially alter the entrances or exits to the Project, without the prior written consent of Tenant unless required to do so by law. Tenant shall have the right to mark the Parking Spaces "Reserved Parking for Efficient Networks, Inc. Only". Tenant shall have the right, if necessary, to post signs in order to enforce these parking provisions, as well as the right to tow cars subject to compliance with all Applicable Laws. If requested, and subject to the limitations of the site, Landlord shall use its best efforts to assist Tenant, at Tenant's cost, to provide additional parking as shall be necessary, in Tenant's discretion, to accommodate Tenant's needs.

49.  (INTENTIONALLY DELETED)

50. ALLOWANCES: Landlord acknowledges and agrees that the Construction Allowance, the Space Plan Allowance and any other allowances provided for herein may be used, at Tenant's sole discretion, until depleted for any other allowance provided for hereunder.

51.  IMPROVEMENTS:

     (a) Landlord agrees to install the improvements to the Leased Premises and perform the work (all together, the "Work") pursuant to the terms of attached
                                     ----
Exhibit "B" (the "Work Letter") and in accordance with the Working Drawings (as
-----------       -----------
therein defined). Landlord acknowledges that upon Substantial Completion of the Premises, Tenant shall be entitled to occupy the Premises for thirty (30) days following Substantial Completion for installation of Tenant's furnishings and other items as required by Tenant (the "Early Occupancy Period"). During the
                                        ----------------------
Early Occupancy Period, all terms, provisions, covenants and agreements of the Lease shall be in full force and effect provided the payment of the Base Rent shall not commence until the time set forth in this Lease.

     (b) Landlord shall cause the Work to be performed in good and workmanlike manner using first class materials and shall be free from material defects of workmanship or material and shall comply with the Work Letter and with all applicable building codes or other legal requirements and all Applicable Laws. For a period of one (1) year following the Commencement Date, Landlord, at Landlord's expense, shall cause the Contractor (as defined in the Work Letter) to replace or repair any defects in workmanship or materials in the improvements made to the Premises per the Work Letter. Landlord represents that it has no current actual knowledge of any material defects in the Leased Premises.


OFFICE LEASE AGREEMENT - Page - 37
----------------------

     (c) Notwithstanding anything herein to the contrary, if Substantial Completion of the Work has not occurred by August 31, 2000, Tenant shall have the right, but not the obligation, to incur any expense necessary to perform such incomplete Work. If such delay has not been caused by Tenant or Tenant's Representatives or force majeure, (i) Tenant may deduct such expense from the Rent or other charges next becoming due, (ii) there shall be an abatement of all Rent (in addition to the Rent Abatement Period) and other charges payable as Rent until such time as the Work is substantially completed. Landlord is solely responsible for applying for and obtaining a building permit. Unless caused by Tenant or Tenant's Representatives, if by January 1, 2000, Landlord is unable to secure all required licenses, permits and approvals from the applicable government authority necessary for it to perform the Work, Tenant may terminate this Lease upon written notice to Landlord no later than January 15, 2000, the Security Deposit will be returned to Tenant, and neither party shall have any further liability to the other. After January 15, 2000, Tenant's termination rights under this subparagraph shall expire. With respect to general office use of the Leased Premises, Landlord will satisfy itself as to any restrictions of record and all zoning and other governmental restrictions and regulations prior to commencement of any construction. Tenant agrees that if its occupancy of the Leased Premises is delayed due to an omission or default by Tenant, this Lease shall nonetheless continue in full force and effect.

     (d) Landlord agrees to cause the Contractor, as part of the Construction Allowance, to obtain and maintain public liability insurance and worker's compensation insurance adequate to protect all parties, as their interests may appear, from and against any and all liability for death or injury to person, or damage to property, caused by the construction of the Work. Tenant agrees, at Tenant's expense, to obtain and maintain public liability insurance and worker's compensation insurance adequate to protect all parties, as their interests may appear, from and against any and all liability for death or injury to person, or damage to property, caused by the construction of Tenant's Work (hereinafter defined).

     (e)  In addition to the Work, subject to the provisions of Paragraph 16
                                                                ------------
above Landlord hereby consents to Tenant constructing all work necessary for Tenant's business operations (the "Tenant's Work").
                                   -------------

52.  RENT ABATEMENT: As provided in Paragraph 5(a) above, notwithstanding any
                                    --------------
other provisions herein to the contrary, Landlord acknowledges and agrees that no Base Rent shall be due or owing from Tenant for the Early Occupancy Period or for the first two (2) full Lease Months of the Term thereafter (the Early Occupancy Period and the first two full months of the Lease Term thereafter in which Base Rent shall be abated are defined in Paragraph 5(a) above as the "Rent
                                               --------------               ----
Abatement Period"). Commencing on the 1/st/ day of the first full month
----------------
following the Rent Abatement Period, Tenant shall make payments of Base Rent as otherwise required by this Lease. The abatement of Base Rent as provided for herein is in addition and not in derogation of or in lieu of any other provision hereof providing for abatement of rent. Tenant's right to abate Base Rent during the Rent Abatement Period is conditioned upon Tenant's full and timely performance of all of its obligations under the Lease. If at any time during the Term an event of default by Tenant occurs, then Tenant's right to the Rent Abatement Period as provided for herein shall become void

OFFICE LEASE AGREEMENT - Page - 38
----------------------
and Tenant shall promptly pay to Landlord, in addition to all other amounts owing under the Lease, the full amount of the Base Rent as would otherwise be due.

53.  RENEWAL OPTION: Subject to Paragraph 28 above, Tenant is granted the option
                                ------------
to extend the Term of this Lease for two (2) successive terms of five (5) years each (the "Extension Term"), provided that (i) no event of default exists at the
           --------------
time of exercise of the option, and (ii) Tenant provides Landlord with nine (9) months advance written notice of its intention to renew prior to the expiration of the initial Term or, as the case may be in the second renewal option, at the end of the first Extension Term. The Extension Term(s) shall be upon the same terms and conditions as set forth herein, except (i) Tenant shall have no further right of renewal after the expiration of the initial Term if Tenant does not exercise its option for the first Extension Term and shall have no further right of renewal after the second Extension Term, and (ii) the Base Rental will be equal to the then prevailing rate for comparable space for a comparable term.

54.  ADDITIONAL SPACE:

     (a)  The space depicted on Exhibit "A-1" hereto, containing 21,103 rentable
                                -------------
square feet (the "Additional Space"), is part of the Leased Premises on which
                  ----------------
Base Rent commences on the first day of the tenth Lease Month as reflected in Paragraph 5(a) above.
-------------

     (b) Tenant may enter the Additional Space prior to Substantial Completion (the "Pre-Occupancy Period") for the purpose of Tenant's installation of its
      --------------------
modular furniture system, data cabling and other set up, provided that (i) Tenant shall not conduct business in the Additional Space during the Pre-Occupancy Period, (ii) Landlord shall be given prior written notice of any such entry by Tenant, and (iii) Tenant shall deliver to Landlord evidence that the insurance required under this Lease has been obtained. Tenant's early entry into the Additional Space shall be at its risk and expense, and Landlord shall not be liable in any way for any injury, loss or damage (except to the extent caused by Landlord's negligence) to Tenant or Tenant's Representatives or personal property. Any such entry shall be on the terms of this Lease other than the provisions defining the Rent Abatement Period, but no Base Rent shall accrue during the Pre-Occupancy Period.

55. SPACE PLAN/DESIGN SERVICES ALLOWANCE: Landlord agrees to provide, in addition to the Construction Allowance, a space plan/design services allowance (the "Space Plan Allowance") of two dollars and twenty cents ($2.20) per square
      --------------------
foot of rentable area of the Premises (which includes the Additional Space) for the preparation of space design, space planning, construction documents, and the mechanical, electrical, and plumbing drawings and other work done by Tenant's space planning firm of Haldeman Powell + Partners (the "Space Plan Firm"). This
                                                        ---------------
allowance shall be funded and paid (or reimbursed to Tenant, as the case may be) by the Landlord on or before the date due following presentations by Tenant of Tenant's letter requesting payment accompanied by the Space Plan Firm's Tenant-approved invoices or bills for completed services furnished or rendered to Tenant pursuant to the agreement between Tenant and the Space Plan Firm and further accompanied by such lien waivers as Landlord may reasonably require. If Landlord has not paid such invoices or bills within twenty (20) days of written notice that they have not been paid


OFFICE LEASE AGREEMENT - Page - 39
----------------------
when due, Tenant shall have the right to pay same and to offset against Rents for any amounts thus paid. Landlord shall have no responsibility or liability for determining whether any services of the Space Plan Firm have been rendered or have been rendered properly.

56. TENANT'S RIGHT OF FIRST REFUSAL: The real property adjacent on the west to the Project is owned by the entity who previously owned the land of the Project. Such property is the subject of ongoing environmental remediation work. Landlord holds no rights of any kind to acquire such property. However, if, in the future, Landlord elects to acquire such property and to develop it with office/flex improvements similar to the Building, then provided that no event of default exists and subject to Paragraph 28 above, and if occurring during the
                              ------------
Term, in conjunction with Landlord initiating its pre-construction marketing of the proposed building for lease, Landlord shall provide Tenant in writing with the leasing parameters for such building. Tenant shall have fifteen (15) days from its receipt of such lease parameters in which to notify Landlord in writing of its intention to lease the entire building based upon the terms of Landlord's written lease parameters failing in which Tenant's rights under this Paragraph
                                                                     ---------
56 shall terminate, which termination Tenant shall, on request, evidence by a
--
written certification to that effect. If Tenant timely elects so to lease the building, except for the terms set forth in the lease parameters, the lease shall be on terms and conditions generally similar to this Lease, modified as appropriate to suit the new project as developed, and mutually, reasonably acceptable to the parties.

     Executed by Landlord and Tenant as of the below dates.


                                        LANDLORD:


                                        JACKSON-SHAW/ALPHA METRO
                                        LIMITED PARTNERSHIP,
                                        a Texas Limited Partnership
                                          -------------------------


                                        By: Jackson-Shaw/Texas, Inc.
                                            General Partner


                                              By: /s/ [ILLEGIBLE]
                                                  -----------------
                                              Its:  AGENT

                                        Date:   11-5-99
                                              ---------------------


OFFICE LEASE AGREEMENT - Page - 40
----------------------

                                        TENANT:

                                        EFFICIENT NETWORKS, INC.
                                        a Texas corporation
                                        4201 Spring Valley Road, Ste. 1200
                                        Dallas, Texas 75244



                                        By:   /s/ Jill Manning
                                              -----------------
                                              Signature

                                        Its: Chief Financial Officer
                                             -----------------------

                                             JILL MANNING
                                        ----------------------------
                                        Print Name

                                        Date:  11/1/99
                                              ----------------------


OFFICE LEASE AGREEMENT - Page - 41
----------------------